Exhibit 10.1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

COMPRESSION SERVICES AGREEMENT

(ACMP-1)

THIS COMPRESSION SERVICES AGREEMENT (this “Agreement”) is executed as of the Execution Date (as defined below) by and among EXLP Operating LLC, a Delaware limited liability company (“EXLP”), Access MLP Operating, L.L.C., a Delaware limited liability company (“MLP Op Co”) and its subsidiaries listed on Schedule 6, (collectively known as, “ACMP”). EXLP and ACMP are referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals:

Whereas Chesapeake MLP Operating, L.L.C. and MidCon Compression, L.L.C. (“MidCon”) previously entered into a compression agreement (referred to as, MLP-1) with an effective date of September 30, 2009 governing the provision of compression equipment;

Whereas Chesapeake Midstream Operating, L.L.C. and MidCon previously entered into a compression agreement (referred to as, CMO-1) with an effective date of January 1, 2011 governing the provision of compression equipment for the states of Arkansas, Colorado, Kansas, Louisiana, New Mexico, Oklahoma, Texas, and Wyoming;

Whereas ACMP now owns Chesapeake Midstream Operating, L.L.C. and Chesapeake MLP Operating, L.L.C.;

Whereas as of the Effective Date, EXLP has purchased the Equipment provided by MidCon under MLP-1 and CMO-1;

Whereas the Parties have executed this Agreement contemporaneous with EXLP’s execution of a binding purchase and sale agreement with MidCon (or a MidCon Affiliate) (such date being the “Execution Date”) wherein MidCon will sell and EXLP will purchase the Equipment used by MidCon under MLP-1 and CMO-1 if the transaction is consummated (“Transaction”); and

Whereas contemporaneous with the closing of the Transaction, if consummated, ACMP will, together with MidCon, subject to Section 19, terminate MLP-1 and CMO-1 and this Agreement will, subject to Section 19, become effective to replace the services previously the subject of MLP-1 and CMO-1 (such date being the “Effective Date”).

NOW, THEREFORE, in consideration of the covenants in this Agreement, the Parties agree as follows:

1. Definitions. The following capitalized terms used in this Agreement and the attached Schedules have the meanings set forth below:

“ACMP” is defined in the preamble.

COMPRESSION SERVICES AGREEMENT (ACMP-1)

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

“ACS Fee” is defined in Section 6.2.1.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person, whether by contract, voting power, or otherwise. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by,” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through ownership of voting securities, by contract or otherwise.

“Agreement” is defined in the preamble.

“Applicable Law” means any applicable law, statute, rule, regulation, permit, ordinance, order, or other pronouncement, action, or requirement of any Governmental Authority.

“Area of Exclusivity” means the areas serviced by the gas gathering systems described in Schedule 5 and any extensions or subdivisions of such systems and any additional systems merged with such systems.

“Business Day” means any day except Saturday, Sunday, or Federal Reserve Bank holidays.

“Catalyst Fee” is defined in Section 6.2.

“CCD” or “Compression Commitment Document” means the form attached hereto as Exhibit 2.1, which will be used (i) as an addendum to this Agreement for Service requests by ACMP pursuant to Section 2.1 (in which case the Services covered by the CCD will be deemed equivalent to an addition to Schedule 1 for purposes of this Agreement, provided that EXLP will update and deliver Schedule 1 to ACMP each month to reflect these additions) (ii) for Notice purposes by ACMP for release, replacement, or relocation of Equipment in connection with the Services pursuant to Section 4, or (iii) for Notice purposes by ACMP to initiate a Suspended Usage Billing Fee for Services pursuant to Section 3.4.

“CCD Services Need Date” means the date originally set forth in Schedule 2 or a CCD on which the Services are needed by ACMP.

“Claims” is defined in Section 22.1.

“CMO-1” is defined in the Recitals.

“CO2” is defined in Section 5.

“Code” is defined in Section 42.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

“Component Cost Factor” is a percentage change of the Monthly Base Rate that will be determined through discussions between, and with the mutual agreement of, the Parties, which will be generally tied to the change in new build major component costs (e.g., drivers, compressors and coolers) of new Equipment between, in the first instance, the Effective Date and the date of the first Component Cost Factor adjustment done pursuant to Section 3.8(ii) (and thereafter between successive Component Cost Factor adjustments under Section 3.8(ii)). The Component Cost Factor calculation, together with a sample calculation for illustration purposes, is set forth on Schedule 4 of this Agreement.

“Compression Technical Specifications” is defined in Section 2.5.9.

“Contract Continuation Period” means any monthly renewal period or 12 month renewal period, as applicable, following the Initial Contract Period pursuant to Section 2.5.5 or Section 2.5.6, as applicable.

“Contract Dispute” means any controversy, claim, or disagreement between or among Parties concerning the interpretation of this Agreement or any action taken pursuant hereto, other than the performance, non-performance, or exercise of rights under the provisions of this Agreement that do not concern the interpretation of the rights or provisions hereunder.

“Contract Start Date” means (i) for the Services to be provided by EXLP at existing Service Sites described in Schedule 1 as of the Effective Date, the contract start date shown in Schedule 1 for such Service Sites, which is the date on which the Services are deemed to have commenced hereunder, which date may be before the Effective Date and (ii) for the Services to be provided by EXLP with Equipment currently being manufactured by or for EXLP (i.e., Schedule 2) or for any future Services to be provided by EXLP under this Agreement (i.e., priced pursuant to Schedule 3 and subsequently added to Schedule 1 pursuant to a CCD), the date on which such operation commences under Section 3.2.

“CPI-U” means the Consumer Price Index - All Urban Consumers published by the Bureau of Labor Statistics of the U.S. Department of Labor.

“CPI-U Change” will mean the greater of (i) **% or (ii) the change, expressed as a percentage to two decimal places, of the CPI-U between the ** time periods of the two most recent calendar years and will be calculated as follows: ** where “CY” means “Current Year of calculation” and “PY” means “Previous Year of calculation”, provided however, the CPI-U Change shall not exceed **%. For illustration purposes, the CPI-U Change that would have been calculated for usage in escalation on January 1, 2008 (pursuant to Section 3.8) would be: ** the CPI-U Change would be **%. In the event the calculated CPI-U Change is less than **%, the CPI-U Change for that time period will be assumed to be **%.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

“Effective Date” is defined in the Recitals and will be memorialized in a separate writing signed by the Parties once known.

“Equipment” means the compression and other equipment utilized by EXLP to provide the Services, as described, for indicative purposes only, in the Schedules.

“Environmental Fee” is defined in Section 18.2.

“Execution Date” is defined in the recitals and is reflected on the signature page of this Agreement.

“EXLP” is defined in the preamble.

“Force Majeure Event” means any cause or event not reasonably within the control of the Party whose performance is sought to be excused thereby, including the following causes and events (to the extent such causes and events are not reasonably within the control of the Party claiming suspension): acts of God, strikes, lockouts, or other industrial disputes or disturbances, acts of the public enemy, wars, acts of terrorism, blockades, insurrections, civil disturbances and riots, epidemics, landslides, lightning, earthquakes, fires, tornadoes, hurricanes, storms, floods, and washouts; arrests, orders, requests, directives, restraints and requirements of governments and government agencies and people, either federal or state, civil and military; any application of government conservation or curtailment rules and regulations; inability to secure labor or materials; necessity for compliance with any court order or any Applicable Law; inclement weather that necessitates extraordinary measures and expense to construct facilities or maintain operations; or any other causes, whether of the kind enumerated herein or otherwise, not reasonably within the control of the Party claiming suspension. “Force Majeure Event” specifically excludes price changes due to market conditions or other changes in economics associated with the production, processing or transportation of gas, the provision of the Services or the delivery, installation, use, maintenance, or redelivery of Equipment or the non-availability or lack of funds or failure to pay money when due.

“Full-Rate Billing Fee” is defined in Section 3.5.

“Governmental Authority” means any government (federal, state, local, or foreign), any department, commission, board, bureau, agency, official, court, or political subdivision thereof, and any other regulatory, administrative, or governmental authority.

“H2S” is defined in Section 5.

“Hazardous Substances” is all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous substances, or using words of similar meaning or regulatory effect which after a release require remediation under Applicable Law.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

“High H2S/CO2 Gas” is defined in Section 5.

“High H2S/CO2 Service Adder” is defined in Section 5.2.

“Inflation Factor” is the factor to be used to determine annual rate escalations and will be equal to ** times the CPI-U Change for the previous year.

“Initial Contract Period” means the minimum contract period beginning on the Contract Start Date for any Services as specified in Schedule 1, Schedule 2, or Section 2.5.

“Jackalope System” is defined in Section 2.2.6.

“MLP-1” is defined in the Recitals.

“Monthly Base Rate” is the base fee amount shown on Schedule 1, Schedule 2 or the applicable CCD to this Agreement entered into under Section 2.1 for the Services.

“Negotiation Notice” is defined in Section 29.1.

“Notice” is defined in Section 28.1.

“NORM” stands for Naturally Occurring Radioactive Material.

“Party” and “Parties” are defined in the preamble.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, association (whether incorporated or unincorporated), joint-stock company, trust, Governmental Authority, unincorporated organization, or other entity.

“ppm” is defined in Section 5.

“Pre-Startup Billing Fee” is defined in Section 3.3.

“Prime Rate” is defined in Section 7.3.

“Release” means the Notice of ACMP’s intent to terminate the Services being provided by EXLP at a particular Service Site.

“Replaced Services” is defined in Section 4.3.

“Replacing Services” is defined in Section 4.3.

“RTM” means, with respect to any Services requested by ACMP, that EXLP has available Equipment and personnel capable of performing such Services and EXLP is ready to mobilize the same to the relevant Service Site.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

“Services Availability Adjustment” is defined in Section 11.1.

“Schedules” means Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5 and Schedule 6 attached to this Agreement.

“Service Fee” means the Full-Rate Billing Fee, Pre-Startup Billing Fee or Suspended-Usage Billing Fee, as applicable, plus the Service Fee Adder.

“Service Fee Adder” means an amount added to the Full-Rate Billing Fee, Pre-Startup Billing Fee or Suspended-Usage Billing Fee, as applicable, to compensate EXLP for an amount equivalent to the estimated cost of ad valorem taxes incurred by EXLP applicable to the Equipment utilized by EXLP to provide the Services. The initially applicable Service Fee Adder is designated in Schedule 1 and Schedule 2. Upon each new Services request under Schedule 3, the Service Fee Adder will be determined from a mutually-agreed-to schedule maintained by the Parties (“Service Fee Adder Schedule”), as may be supplemented by the Parties from time to time to account for the provision of Services in new counties. Further, the Parties agree to meet once each year no later than 2 months after EXLP’s receipt of the ad valorem tax assessments relative to the Equipment EXLP utilizes to provide the Services (which, for the avoidance of doubt, EXLP is responsible for paying) to work in good faith to evaluate the Service Fee Adder Schedule and to determine what changes to the Service Fee Adder are appropriate, if any. Any good faith disagreements regarding what the prospectively determined Service Fee Adder should be, will be resolved in the fashion outlined in Article 29 for Contract Disputes.

“Service Site” means the specific site at which a particular piece of Equipment is used by EXLP to provide the Services. For the avoidance of doubt, each Service Site will be serviced by EXLP using a single piece of Equipment and there may be multiple Service Sites located adjacent to each other, each serviced by EXLP using a single piece of Equipment.

“Services” is defined in Section 2.1.

“Suspended-Usage Billing Fee” is defined in Section 3.4.

“Suspended-Usage Period” is defined in Section 3.4.

“Transaction” is defined in the recitals.

2. Provision of Services.

2.1

General. Subject to the terms and conditions herein and in reliance on ACMP’s representations as to the operating conditions at the relevant Service Site, EXLP will compress the natural gas tendered to it at the relevant Service Site by ACMP up to the volume and the discharge pressure specified in the applicable Schedule or CCD (the “Services”). In order to provide the

COMPRESSION SERVICES AGREEMENT (ACMP-1)	6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Services, EXLP will use equipment similar to (i) the Equipment listed in the attached Schedule 1 and Schedule 2 (including any replacement Equipment) as of the Effective Date, as amended from time to time to reflect updates from CCDs, and (ii) any additional Equipment listed on Schedule 3 that ACMP requests from time to time. The Parties acknowledge that any Equipment listed on Schedule 1, Schedule 2 or Schedule 3 is merely indicative of the types of equipment to be used by EXLP in providing the Services to ACMP and that EXLP is under no obligation to use any of the specific Equipment listed on Schedule 1, Schedule 2 or Schedule 3 in the performance of the Services. Upon the request by ACMP for the contracting, from time to time, of any Services to be provided with any item of Equipment set forth on Schedule 3, the Parties will execute and deliver a CCD listing the Services so contracted, along with the Monthly Base Rate, the Contract Start Date and the CCD Services Need Date, provided that, EXLP will be obligated to provide such Services at the applicable rates set forth on Schedule 3 (as adjusted as specifically provided in this Agreement). Such CCD will be incorporated into this Agreement for all purposes and the Services described therein will become subject to the provisions hereof. EXLP may exchange any item of Equipment set forth on Schedule 1, Schedule 2 or Schedule 3, which is used to provide the Services, with Equipment of the same specifications (or better), provided, however, that EXLP has received ACMP’s prior written consent as to the timing and manner of such exchange (such consent not to be unreasonably withheld or delayed).

2.2	Area of Exclusivity.

2.2.1

General. Until December 31, 2020, EXLP will have the exclusive right to provide the Services to ACMP in the Area of Exclusivity and any related Equipment servicing contemplated in this Agreement. After December 31, 2020 and until termination of this Agreement, ACMP will be free to contract with any third party for similar services offered herein in the Area of Exclusivity. In the event that ACMP requests that the Services be provided that require a type of compression equipment not specified on Schedule 1, Schedule 2, or Schedule 3, the Parties will work in good faith for a period of 30 days to create a Monthly Base Rate for the Services to be provided with such type of compression equipment, which will be added to the Schedules. In the event that such agreement is not reached, ACMP will be released from exclusivity for gas compression services to be provided with such type of requested equipment at that time and at the subject Service Site (i.e. ACMP shall be permitted to contract with another vendor to provide such type of compression equipment, or to provide compression services using that type of compression equipment, at the subject Service Site only and the release will remain in effect for the

COMPRESSION SERVICES AGREEMENT (ACMP-1)	7

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

duration of such contract with such other vendor as to such compression equipment or compression services using such compression equipment at that Service Site).

2.2.2	Terms. In consideration of such exclusivity commitment by ACMP, if the Services requested by ACMP require EXLP to utilize Equipment that EXLP (or an EXLP Affiliate) does not hold in its existing idle fleet, the Equipment will be ordered by EXLP promptly from a manufacturer of such Equipment with the earliest possible delivery date.

EXLP’s exclusivity right with respect to the provision of the Services at a particular Service Site will be suspended for such specific divisible Service Site in the following circumstances:

(a) EXLP is not RTM with respect to requested Services for a particular Service Site within the time period requested by ACMP. In this regard, ACMP will use its good faith efforts (taking into consideration market variables, including demand, fabrication backlog and supply shortages) to provide EXLP reasonable advance notice of when it will need Services at the specific Service Site, recognizing however, that such notice may be limited due to the limited notice ACMP may receive from its customers which necessitates the need for such Services; or

(b) if EXLP declines to provide Services for gas streams in excess of ** ppm H2S pursuant to Section 5.3 or the Parties fail to agree on a High H2S/CO2 Service Adder appropriate for Services for gas streams in excess of ** ppm H2S pursuant to Section 5.3.

2.2.3	Divestiture of Gas Gathering Systems. If ACMP divests of a gathering system to a non-Affiliate or non-subsidiary which has less than ** compression horsepower on Schedule 1 at the time of divestiture, then EXLP’s exclusivity right will be suspended with respect to the provision of the affected Service Sites that are part of such divested gathering system, although the then effective Initial Contract Period or Contract Continuation Period, as the case may be, will remain unaffected.

If ACMP divests of a gathering system to a non-Affiliate or non-subsidiary which has at least ** compression horsepower on Schedule 1 at the time of divestiture, then EXLP’s exclusivity right with respect to the divested gathering system will apply only to the gathering system as it exists on the date of such divesture and not to any gathering system of the non-Affiliate or non-subsidiary to which such divested gathering system is connected or may be connected.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	8

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

2.2.4	Exclusion for Gas Plant Compressors and Turbines. In the event ACMP elects to install compressors or turbines at existing or future gas plants, such purchase and installation will not be subject to the exclusivity obligations in this Section 2.2.

2.2.5	Exclusion for Specialized Compression. In the event ACMP elects to install acid gas compressors, small vapor recovery compressors, or other types of specialized compression, such purchase and installation will not be subject to the exclusivity obligations in this Section 2.2. When a multi-party bidding process is conducted to secure new equipment or services under this Section 2.2.5, ACMP or its Affiliates agree to extend an invitation to bid to (a) an EXLP affiliate, Exterran Energy Solutions, L.P., which is engaged in the business of selling such equipment or (b) EXLP, respectively.

2.2.6	Purchase in Lieu of Contracting Additional Services. EXLP and ACMP agree that in lieu of contracting for any additional Services at a location in that portion of the Area of Exclusivity consisting of the ** gas gathering system in ** (the “**”) from EXLP (i.e., for Services at Service Sites not under either an Initial Contract Period or a Contract Continuation Period pursuant to a Schedule 1 or Schedule 2), ACMP or its Affiliates, at their discretion, may use existing Equipment owned by ACMP or its Affiliate(s) or may purchase new equipment from a fabricator of their choosing, and install and operate such equipment. Further, when a multi-party bidding process is conducted to secure new equipment to be used in lieu of additional Services as described in this Section 2.2.6, ACMP or its Affiliates agree to extend an invitation to bid to an EXLP affiliate, Exterran Energy Solutions, L.P., which is engaged in the business of selling such equipment. For the avoidance of doubt, (i) ACMP may not replace existing Equipment used by EXLP at a Service Site to provide the Services at such Service Site in the Area of Exclusivity with ACMP or its Affiliates owned or purchased equipment prior to ** and (ii) this Section 2.2.6 shall apply only to the portion of the Area of Exclusivity consisting of the **.

2.3	Existing and Pending Commitments. Schedule 1 includes a description indicative of the Equipment that will be used to provide the Services contracted hereunder as of the Effective Date, including the manufacturer, the Monthly Base Rate, the Contract Start Date, and a description of ACMP’s site where the Services will be performed by EXLP. The term for the Services shown in Schedule 1 will be deemed for purposes of this Agreement to have commenced on the applicable Contract Start Date shown in Schedule 1. Schedule 2 includes a listing indicative of all Equipment that will be required to perform the Services that have been requested by ACMP, but not yet fully manufactured by or for EXLP.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	9

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

2.4	Future Commitments. Schedule 3 includes a description indicative of Equipment that may be used by EXLP to provide the Services that are requested by ACMP after the Effective Date (and is deemed to include any replacement models for such Equipment), including the manufacturer of the Equipment, and the Monthly Base Rate associated with the Services to be provided with such Equipment.

2.5	Terms of Commitment. Subject to the terms of this Agreement:

2.5.1	Services to be performed with trailer mounted mobile test compressors (test Equipment) requested by ACMP from EXLP after the Effective Date will have a 1-month Initial Contract Period.

2.5.2	Services to be performed with electric-driven compressors (new or used) requested by ACMP from EXLP after the Effective Date will have an 84-month Initial Contract Period.

2.5.3	Services to be performed with new larger gas engine-driven compressors (>=** horsepower) requested by ACMP from EXLP after the Effective Date will have a 48-month Initial Contract Period.

2.5.4	All other Services as requested by ACMP from EXLP after the Effective Date will have a 24-month Initial Contract Period.

2.5.5	Upon completion of the Initial Contract Period for any Services at Service Sites located outside of Texas, the Services will continue to be subject to this Agreement on a month-to-month basis thereafter until released by ACMP by Notice not less than one month before (i) the end of the Initial Contract Period or (ii) the end of any subsequent Contract Continuation Period.

2.5.6	Upon completion of the Initial Contract Period for any Services at Service Sites located in the State of Texas, the Services will continue to be subject to this Agreement for successive periods of 12 months thereafter until released by ACMP by Notice (i) not less than one month before the end of the Initial Contract Period or (ii) during any subsequent 12-month period.

2.5.7	Beginning on **, EXLP may cease to provide the Services subject to this Agreement by Notice not less than one month before (i) the end of the applicable Initial Contract Period or (ii) the end of any subsequent applicable Contract Continuation Period.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	10

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

2.5.8	The date of release will be deemed the last day of the month after the month in which a Notice is given.

2.5.9	EXLP agrees that new Services requested by ACMP after the Effective Date that requires new build Equipment will be provided with Equipment conforming to the design and packaging specifications in Exhibit 2.5.9 (the “Compression Technical Specifications”). In the event that ACMP requests Services that require additional specifications be incorporated into the new-build Equipment and EXLP is agreeable to the additional specifications, ACMP will be responsible for paying EXLP for its incremental costs over and above the Compression Technical Specifications. If EXLP proposes to utilize new-build or used Equipment from its fleet to provide the new Services requested by ACMP that does not meet the Compression Technical Specifications, the Parties shall work together to determine (i) which of the Compression Technical Specifications should apply to the Equipment proposed to be used by EXLP to provide these new Services, and (ii) to the extent such Equipment does not meet these agreed upon minimum specifications, which Party will bear the costs to modify such Equipment to meet such specifications. In the event the Parties are unable to agree on both (i) and (ii) of the preceding sentence, then EXLP will provide new-build Equipment meeting the Compression Technical Specifications to provide the new Services requested by ACMP.

2.5.10	In order to support ACMP’s design work, hazards analyses, and process safety management needs (as promulgated by the Occupational Safety and Health Administration in 29 CFR 1910.119) in the design, construction and operation of ACMP’s facilities, EXLP agrees:

(a)	to provide technical data and drawings (including process & instrumentation diagrams) for the Equipment that may be used by EXLP to provide the Services;

(b)	to comply with management of change processes in place at ACMP’s facilities during the operation of the Equipment that may be used by EXLP to provide the Services; and

(c)	to participate in mechanical integrity programs at ACMP’s facilities by providing preventative maintenance data and documentation of maintenance work performed.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	11

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

3. Payment Terms.

3.1	Monthly Base Rates. Beginning on the Effective Date, ACMP will pay or cause to be paid the Monthly Base Rates for Services to be provided with the Equipment shown in Schedule l, and such rates will be escalated pursuant to Section 3.8 of this Agreement. Beginning on the Contract Start Date for the Services to be provided with the Equipment shown in Schedule 2, ACMP will pay the applicable Monthly Base Rates, and such rates will be escalated pursuant to Section 3.8 of this Agreement. If, pursuant to a request by ACMP, EXLP provides any additional Services, ACMP will pay the applicable Monthly Base Rates in the CCD to this Agreement, which Monthly Base Rates will be as reflected in Schedule 3, and such rates will be escalated pursuant to Section 3.8 of this Agreement. ACMP also will be responsible for the payment of any amounts due by ACMP under the CCDs to this Agreement.

3.2	Contract Start Date. For all Services to be provided and priced pursuant to (a) Schedule 2 (which Services have previously been requested by ACMP, but not yet commenced by EXLP as of the Effective Date) or (b) Schedule 3 (which Services may be requested by ACMP from EXLP hereunder in the future), the Contract Start Date of such Services will commence on the first day of the month following the later of (i) the date on which EXLP notifies ACMP that the Equipment intended to be used in providing the Services is RTM or (ii) the CCD Services Need Date.

3.3	Pre-Startup Billing Fee. Beginning on the Contract Start Date, a fee equal to **% of the Monthly Base Rate (“Pre-Startup Billing Fee”) will be charged by EXLP for the availability of Services until such time as the Full-Rate Billing Fee (defined below) commences. The ACS Fee, as defined in Section 6.2, the Catalyst Fee, as defined in Section 6.2, the Environmental Fee, as defined in Section 18, and the High H2S/CO2 Service Adder, as defined in Section 5.2 will not be charged when a Pre-Startup Billing Fee is in effect. Additionally, any time period during which a Pre-Startup Billing Fee is charged will not change the Contract Start Date or either the duration of the Initial Contract Period or any subsequent Contract Continuation Period for such Services. Notwithstanding anything in this Agreement to the contrary, EXLP may, upon 30 days advanced written Notice, request that termination of any Services which have charged at the Pre-Startup Billing Fee for **% or more of the applicable Initial Contract Period. Within 10 days of receipt of such Notice, ACMP will either approve such termination or will agree that payment for the Services will be converted to the Suspended-Usage Billing Fee on the first day of the following month.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	12

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

3.4	Suspended-Usage Billing Fee. In addition, should ACMP desire or expect the need to temporarily suspend the provision of Services with respect to any Service Site in excess of 30 calendar days (“Suspended-Usage Period”), ACMP may at any time request and EXLP will grant a reduction in Monthly Base Rate billings by charging a fee equal to **% of the Monthly Base Rate (“Suspended-Usage Billing Fee”) for the Suspended-Usage Period beginning on the first day of the month following the request. Should the provision of services by reinstated during the Suspended-Usage Period, the Full-Rate Billing Fee will recommence as outlined in Section 3.5. The ACS Fee, as defined in Section 6.2, the Catalyst Fee, as defined in Section 6.2, the Environmental Fee, as defined in Section 18, and the High H2S/CO2 Service Adder, as defined in Section 5.2 will not be charged when a Suspended-Usage Billing Fee is in effect. Additionally, any time period during which a Suspended-Usage Billing Fee is in effect will not change the Contract Start Date or either the duration of the Initial Contract Period or any subsequent Contract Continuation Period for such Services.

3.5	Full-Rate Billing Fee. Once Services commence normal operations or restart after a Suspended-Usage Period, EXLP will bill ACMP **% of the Monthly Base Rate for such Services (“Full-Rate Billing Fee”) as outlined in this paragraph. Services that first commence operation, or restart after a Suspended-Usage Period, between the first day and fourteenth day of the month will be invoiced the Full-Rate Billing Fee for the total number of days in such month. Services that first commence operation, or restart after a Suspended-Usage Period, between the fifteenth day and the last day of the month will not be invoiced the Full-Rate Billing Fee for any days of such month. All other Services (excepting Services subject to the Pre-Startup Billing Fee or Suspended-Usage Billing Fee), will be invoiced the Full-Rate Billing Fee. ACMP will be billed either the Pre-Startup Billing Fee, the Suspended-Usage Billing Fee, or the Full-Rate Billing Fee, but not more than one of these fees, for any Services provided in a given month. The ACS Fee, the Catalyst Fee, the Environmental Fee and the High H2S/CO2 Service Adder will only be charged when a Full-Rate Billing Fee is in effect.

3.6

Cancellations. Requests for Services made by ACMP, which will be performed by EXLP with new Equipment to be built or existing Equipment that is being made ready or customized to satisfy an ACMP Service need, may be cancelled by ACMP, at its discretion, subject to ACMP’s reimbursing EXLP for all out-of-pocket costs incurred by EXLP at the time of cancellation with respect to such cancellation, excluding any standard make ready costs undertaken in the case of redeployed EXLP Equipment. EXLP will notify ACMP of the potential out-of-pocket cost amount before completing the cancellation and will secure ACMP’s written acceptance of such costs prior to completing the cancellation. In the event that EXLP is

COMPRESSION SERVICES AGREEMENT (ACMP-1)	13

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

unable to cancel the respective order (for either new or used Equipment) and ACMP does not desire Services to be performed on the Contract Start Date (which Services EXLP would have provided with such Equipment), the Pre-Startup Billing Fee will be charged until such Equipment is used to provide Services to either ACMP or a third party customer of EXLP or the Initial Contract Period for such Services ends.

3.7	Billing for Released Services. Services will be invoiced for the final billing month at the Full-Rate Billing Fee, Pre-Startup Billing Fee or Suspended-Usage Billing Fee in effect at the time of Release.

3.8	Annual Rate Change. Until this Agreement terminates, Monthly Base Rates on Schedule 1, Schedule 2, and Schedule 3 will (i) escalate effective January 1 of each year in proportion to the Inflation Factor and, additionally, (ii) with respect to Schedule 3 rates only, adjusted (up or down) every other January 1 (beginning January 1, 2016) by the Component Cost Factor. In the event the CPI-U ceases to be published without a designated replacement index, EXLP and ACMP will mutually agree to an alternative price index reasonably similar to the CPI-U.

3.9	Monthly Base Rate Adjustments. Effective only after ** and upon Notice of not less than 60 days, EXLP will have the right to adjust the Monthly Base Rate for any Service Sites described on Schedule 1 that have reached the end of its Initial Contract Period or Contract Continuation Period.

3.10	Recurring Monthly Fees. To assist with invoicing processes for recurring monthly fees, ACMP will issue EXLP Service work orders that will provide all information reasonably required by EXLP for EXLP’s billing purposes.

3.11	Non-Recurring Charges. Other than as specifically provided for in Section 13.6 or elsewhere in this Agreement, the charges for any non-recurring services related to installation support, damage, or any other item that EXLP provides and intends to bill ACMP for must be approved in advance by issuance of an ACMP work order. These services will be performed and billed in accordance with the labor rates and parts prices referenced in Exhibit 3.11 and any third party out-of-pocket expenses EXLP incurs will be billed at its cost plus **%. The hourly rates included in Exhibit 3.11 will be subject to increase each January 1 equal to the CPI-U Change. Notwithstanding the foregoing, to facilitate the prompt mobilization and demobilization of Services, EXLP need not await the issuance of a work order for transportation/mobilization services reasonably necessary to provide the Services and EXLP can incur charges for those services without approval by ACMP.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	14

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

3.12	Total Monthly Payment for Services. For the avoidance of doubt, the total monthly payment for Services at a Service Site will be the Service Fee applicable to such Service Site plus, if applicable, the ACS Fee, the Catalyst Fee, the Environmental Fee, the High H2S/CO2 Service Adder and any other applicable recurring and non-recurring charges/fees described in this Agreement.

3.13	Effective Date. Notwithstanding any other provision of this Agreement, if the Effective Date is on a day other than the first (1st) day of a calendar month, then the fees and charges payable under this Agreement shall not commence until the first (1st) day of the calendar month following the Effective Date and the fees and charges payable under MLP-1 and CMO-1, as applicable, will continue to apply for the calendar month in which the Effective Date occurs.

4. Early Release, Release, Redeployment, Replacement, and Relocation.

4.1	Early Release. Except as specifically set forth elsewhere in this Agreement, the Services subject to this Agreement may not be discontinued prior to completion of the Initial Contract Period, unless mutually agreed to by EXLP and ACMP.

4.2	Release. Terms of release are addressed in Section 2.5.

4.3	Service Replacement Requests from ACMP. ACMP will have the right, at any time during the Initial Contract Period or any Contract Continuation Period for Services at a Service Site to request a change in Services at that Service Site that requires EXLP to replace the Equipment it utilizes to provide those Services (“Replaced Services”) with Services provided with Equipment that may be either (a) available in EXLP’s or its Affiliates’ fleet (unused and uncommitted) or (b) located on another of ACMP’s Service Sites (in case of either (a) or (b), “Replacing Services”).

The term for the Replacing Services at the Service Site will be:

4.3.1	For (a) above, the Initial Contract Period shall be as determined under Section 2.5 and the applicable Monthly Base Rate will be the Schedule 3 rate appropriate for the Replacing Services at the time of replacement; and

4.3.2

For (b) above, (i) the Initial Contract Period shall be (x) the longer of the Initial Contract Period for the Replaced Services at the Service Site or the Replacing Services, if one or both are within the Initial Contract Period, or (y) the longer of the applicable Contract Continuation Periods if both are outside of their Initial Contract Period, and (ii) the applicable Monthly

COMPRESSION SERVICES AGREEMENT (ACMP-1)	15

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Base Rate will be the Monthly Base Rate for the Services at the other ACMP Service Site at which the Equipment was located before being moved to provide the Replacing Services.

Any billing changes under this Section 4.3 will take place on the first of the month after the Replacing Services commence. If ACMP provides Notice to EXLP that it requests to have EXLP replace any such Services, EXLP will engage the Replacing Services as soon as reasonably practicable.

The sum of Replaced Services in any given calendar year under this Section 4.3 (as measured by the nameplate horsepower of the Equipment used to provide the Replaced Services) will not exceed **% of the sum of the total contracted nameplate horsepower that EXLP utilized to provide the Services and that was subject to a Pre-Startup Billing Fee, a Full-Rate Billing Fee, or a Suspended-Usage Billing Fee under this Agreement on January 1 of such calendar year.

4.4	Relocation. ACMP will have the right, subject to the consent of EXLP (such consent not to be unreasonably withheld), to request that EXLP change the location of any Services under this Agreement (including Equipment that has not yet been set at its originally intended location) by providing Notice from ACMP to EXLP. Upon EXLP’s consent to such request, EXLP will, as soon as reasonably practicable, relocate the Equipment used to provide the Services as provided in ACMP’s Notice. The new site will be billed commencing on the first day of the month immediately following the effective date of the relocation specified in the Notice. The old site will be billed through the end of the month in which the effective date of the relocation is specified in the Notice. A relocation of any Services under this Agreement will not result in a change to the Contract Start Date and Initial Contract Period or any subsequent Contract Continuation Period.

4.5	Costs. The out-of-pocket costs related to removal, transportation, and installation incurred by EXLP to release, replace, or relocate any Equipment that it used to provide the Services in response to a request by ACMP for such release, removal, or relocation, will be paid by ACMP.

4.6	Replacement by EXLP. EXLP will have the right, at any time during the Initial Contract Period or any Contract Continuation Period, to replace Equipment with other Equipment of equal or greater performance specifications, subject to ACMP’s consent (such consent not to be unreasonably withheld) regarding the applicable timing and manner of such exchange. Any replacement will be at EXLP’s sole cost and in coordination with ACMP to minimize the downtime of the Equipment. The time that the Equipment is unavailable for operation under this Section 4.6 will count against EXLP for purposes of Section 11.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	16

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

5. Hydrogen Sulfide; Carbon Dioxide. If the gas to be compressed contains quantities of Hydrogen Sulfide (“H2S”) in excess of ** parts per million (“ppm”) or quantities of Carbon Dioxide (“CO2”) in excess of **% by volume as indicated by gas analysis (“High H2S/CO2 Gas”), this Section 5 will apply.

5.1	Equipment Modification. Because of the high concentration of H2S, EXLP and ACMP, by mutual consent, may modify or replace certain components of any affected Equipment, which modifications or replacements will be solely related to the safety of personnel and the safe operation of the affected Equipment, so as to allow it to be used to safely compress High H2S/CO2 Gas without undue damage or wear or risk to personnel. The reasonable cost of these equipment modifications, including the reasonable cost of any equipment modifications necessary to satisfy Section 9 of the Compression Technical Specifications in Exhibit 2.5.9 (Sour Gas Units), will be borne by ACMP.

5.2	H2S/CO2 Rate Adder. Because EXLP’s environmental health & safety policies and safety practices require certain precautionary measures for High H2S/CO2 Gas and associated operations will potentially result in greater wear on the Equipment, a rate adder for High H2S/CO2 Gas service will be included as delineated in Table 5.2 below (the “High H2S/CO2 Service Adder”). This monthly adder, calculated as a percentage of the Monthly Base Rate, as adjusted pursuant to Section 3.8, will be included in each invoice subject to all applicable taxes.

Table 5.2 – High H2S/CO2 Service Adder
Compression HP Range	Percent Adder
<= **	*	*%
** - **	*	*%
** - **	*	*%
>= **	*	*%

5.3	Special H2S Safety Considerations. Per EXLP’s current environmental health and safety guidelines, the “buddy system” and respiratory equipment will be utilized for installations where gas to be compressed contains H2S in excess of ** ppm. Additionally, provision of Services for any gas stream containing in excess of ** ppm H2S will require senior management approval by an EXLP executive and may be declined by EXLP. If not declined, ACMP and EXLP agree to work together in good faith to negotiate a High H2S/CO2 Service Adder appropriate for the heightened level of H2S.

5.4	Sweetening Equipment and Chemicals. ACMP will be responsible for providing all required sweetening chemicals and associated equipment and any required sweet or inert purge gas as needed at no cost to EXLP.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	17

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

5.5	Fuel Gas. ACMP will provide suitable fuel gas as required for the operation of the Equipment’s engine. If fuel gas sweetening is required to accomplish such, ACMP must provide an appropriately sweetened fuel gas for the Equipment at no cost to EXLP.

6. Air Emissions Services. As part of the Services to be provided hereunder, EXLP will (a) cause the Equipment to be maintained in a manner that permits the Equipment to be operated in compliance with Applicable Law, including all applicable permits relating to air emissions in effect at the time of installation, and will perform the other emissions services with respect to the Equipment as provided below, and (b) exercise commercially reasonable efforts to cause the Equipment to meet future Applicable Law specific to the Equipment’s air emissions. Additionally, if it becomes necessary for EXLP to undertake commercially reasonable efforts to cause the Equipment to meet future emission regulations, or if ACMP requires any other emissions services in connection with Equipment provided hereunder that are not contemplated by this Agreement, EXLP agrees to perform such services at EXLP’s cost for parts and labor rates, attached hereto as Exhibit 3.11 and ACMP agrees to pay EXLP for such costs.

6.1	Included Services. As part of the Services provided by EXLP for the Monthly Base Rate payments, EXLP will provide to ACMP the following emission services, at no additional cost:

6.1.1	operations and maintenance reports and records that are required by Applicable Law for the Equipment will be generated in an electronic format by EXLP (which may include scanned copies of hand-written notes) and provided monthly (and supplemented from time to time);

6.1.2	if so requested by ACMP, EXLP will assist ACMP in keeping its logs of shutdowns and startups for the engine of each unit of applicable Equipment that has associated venting of gas;

6.1.3	adequate notification of any events, actions or changes to the Equipment that impact compliance or reporting requirements under Applicable Law specific to the Equipment’s air emissions, including reconstruction or modification;

6.1.4	except as otherwise provided in Section 6.2 of this Agreement, all costs and expenses to cover additional emissions personnel, analyzers, equipment, related maintenance for the Equipment, and access to EXLP’s local emissions training program;

6.1.5	sampling locations and stack heights on the Equipment adequate for emissions testing as required by Applicable Law for the Equipment; and

6.1.6	other emissions services reasonably requested by ACMP.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	18

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

6.2	Additional Services and Costs. For all Services that are subject to a Full-Rate Billing Fee, EXLP will provide to ACMP the following emission services, as requested by ACMP:

6.2.1	for a monthly fee of **% of the applicable Monthly Base Rate, as adjusted pursuant to Section 3.8, for such Services (the “ACS Fee”):

(a)	periodic (but no less frequently than quarterly) portable analyzer emission testing will be provided by EXLP as required by Applicable Law and the test report will be provided to ACMP within 14 days following the test. For the avoidance of doubt, this Section 6.2.1(a) does not contemplate or include any lab work, trailer-mounted testing or any other testing or analysis involving anything other than a portable analyzer; and

(b)	where applicable, all maintenance to the Equipment’s emission controls, catalyst monitoring equipment and hardware to control or monitor air emissions as required under all Applicable Law, including performing necessary portable analyzer tests to confirm the engine is meeting emissions standards.

6.2.2	for a monthly fee of **% of the applicable Monthly Base Rate, as adjusted pursuant to Section 3.8, for such Services (the “Catalyst Fee”):

(a)	purchasing of all catalyst elements and catalyst installation, maintenance, cleaning, and replacement required for the performance of Services.

In any instance that EXLP is providing emission services set forth in Section 6.2.2 (and therefore being paid the Catalyst Fee), it will also provide emission services set forth in Section 6.2.1, as applicable (and will be paid the ACS Fee).

6.2.3	All parts and labor required or necessary to perform the services in Section 6.2.1 and Section 6.2.2 will, if so requested by ACMP, be provided by EXLP at EXLP’s expense, except that ACMP will reimburse EXLP for parts and labor required to repair damage caused by the gross negligence of ACMP and as otherwise provided in Section 13.6 at those rates attached hereto as Exhibit 3.11 (as increased pursuant to Section 3.11), plus any applicable third-party out-of-pocket costs. For the avoidance of doubt, Section 6.2.1(a) does not contemplate or include any lab work or trailer-mounted testing, for example, requested by ACMP, for which ACMP will reimburse EXLP for parts and labor at those rates attached hereto as Exhibit 3.11 (as increased pursuant to Exhibit 3.11), plus any applicable third-party out-of-pocket costs.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	19

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

6.3	Testing Notice. ACMP will provide Notice to EXLP of any scheduled “EPA Method” emission testing for any Equipment no less than 14 days prior to the test date or as soon as practicable after ACMP receives Notice of such test. If the test is cancelled due to a mechanical failure of the Equipment, EXLP will provide Notice at least 2 days prior to the date of such cancelled test (unless mechanical failure of the Equipment requires a shorter notification period).

6.4	Coordination. EXLP and ACMP will jointly coordinate the performance of the emissions services hereunder with all applicable Governmental Authorities having jurisdiction.

6.5	Termination. ACMP, at its option and from time to time, may terminate the performance of all or any part of the emissions services provided hereunder by providing Notice to EXLP not less than 6 months prior to the termination date.

7. Billing and Payment.

7.1	Invoices. EXLP will invoice ACMP by the 15th day of the month for amounts due hereunder for the Services provided in the prior month and provide to ACMP a statement setting forth (i) the Services provided (for which separate amounts are owed) hereunder in such month and (ii) all amounts due by ACMP hereunder. EXLP’s invoices will include information reasonably sufficient to explain and support the charges reflected therein. ACMP will remit to EXLP the amount due, by wire transfer, no later than 30 days from the date of receipt of EXLP’s invoice. If such due date is not a Business Day, payment is due on the next Business Day following such date.

7.2	Disputes. If ACMP in good faith, disputes the amount of any invoice or any part thereof, ACMP will pay EXLP such amount, if any, that is not in dispute and will provide EXLP Notice of the disputed amount accompanied by supporting documentation acceptable in industry practice to support the disputed amount. If the Parties are unable to resolve such dispute, either Party may pursue any remedy available at law or in equity to enforce its rights under this Agreement.

7.3

Late Payments. If ACMP fails to pay the amount of any undisputed invoice rendered by EXLP hereunder when such amount is due, interest thereon will accrue from, but excluding, the due date to, and including, the date payment thereof is actually made at the lesser of the Prime Rate plus 2%, computed on an annualized basis and compounded monthly, or the maximum rate of

COMPRESSION SERVICES AGREEMENT (ACMP-1)	20

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

interest permitted by Applicable Law. “Prime Rate” means the prime rate on corporate loans at large U.S. money center commercial banks as set forth in The Wall Street Journal “Money Rates” table under the Heading “Prime Rate,” or any successor thereto, on the first date of publication for the month in which payment is due.

7.4	Audit Rights. Each of EXLP and ACMP or its or their designated representatives will have the right, at its own expense, upon reasonable Notice and at reasonable times, to examine and audit and to obtain copies of the relevant portion of the books, records (including electronic measurement data, meter charts or records and other similar information supporting relevant calculations), and telephone recordings of the other Party to the extent reasonably necessary to verify the accuracy of any statement, charge, payment, or computation made under this Agreement. This right to examine, audit, and to obtain copies will not be available with respect to information not directly relevant to transactions under this Agreement. All invoices and billings will be conclusively presumed final and accurate and all associated claims for underpayments or overpayments will be deemed waived unless such invoices or billings are objected to in writing, with adequate explanation and/or documentation, within two years after the last day of the month covered by such invoice or billing. Any retroactive adjustment made in response to information furnished under an audit will be paid in full by the Party owing payment within 30 days of Notice and substantiation of such inaccuracy.

8. Taxes. ACMP agrees to pay or reimburse EXLP, promptly when due, all license fees and assessments, and all sales, use, excise and other taxes or charges (including interest and penalties caused by ACMP’s failure to timely pay or reimburse EXLP), now or hereafter imposed by any Governmental Authority upon the Services or any Equipment used to provide the Services, or the ownership, operation or use thereof pursuant to this Agreement (excluding taxes on or measured by the net income of EXLP, ad valorem property taxes on the Equipment and any sales tax associated with EXLP’s purchase of the Equipment, which will be the responsibility of EXLP). The Parties agree to cooperate to document or otherwise establish the applicability of available tax exemptions.

9. Delivery and Pre-Installation Inspection. For Equipment held by EXLP that is available to provide Services and that is RTM, EXLP will mobilize such Equipment to ACMP’s site by no later than 14 days after the date on which the Services were requested by ACMP. No later than 14 days after delivery of the Equipment to ACMP’s site, ACMP will inspect the Equipment for defects that might interfere with the safe or efficient operation of the Equipment by EXLP on ACMP’s site. Unless ACMP provides Notice to EXLP within such 14-day period of any such defects in such Equipment which existed at the time of delivery to ACMP’s Site, ACMP will be presumed to have accepted the presence of EXLP’s Equipment in its then present condition. If within such 14-day period, ACMP provides Notice to EXLP of any such defects of the

COMPRESSION SERVICES AGREEMENT (ACMP-1)	21

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Equipment which existed at the time of delivery to ACMP’s site, EXLP will correct such defects as soon as commercially practicable but no later than 14 days after the date of ACMP’s Notice or EXLP will retrieve, remove and replace or provide a reasonable replacement plan for the Equipment by such date, at its cost, and ACMP will have no payment obligations hereunder with respect to the Services to have been provided with such Equipment or its replacement.

10. Installation. Unless otherwise stated in this Section 10, all material and labor costs (including third-party labor) involved in the assembly and disassembly of the Equipment that will be used to provide the Services will be borne by EXLP. Assembly and disassembly is to include (i) items that are an integral part of the Equipment skid or cooler(s) (including scrubbers, bottles, louvers, on-skid piping, on-skid instruments, etc.), (ii) Equipment support structures for the muffler, exhaust piping, engine air intake piping, and engine air intake filter housings, and (iii) any OSHA-compliant or required (at the time of installation) access platforms, stairs, and ladders needed for access purposes. Additionally, EXLP will provide, set, and tie-in all oil and coolant tanks required for operation of the Equipment in the provision of Services. Upon delivery by EXLP to ACMP’s site, ACMP agrees to bear all costs of installing and uninstalling the following for the Equipment that will be used to provide the Services which include the following (together with associated third-party labor costs): (i) foundations (ii) piping between the facility process/utility systems and the compressor skid, (iii) piping between the compressor skid and off-skid cooler(s), and (iv) EXLP provided materials to be installed off-skid (PSV’s, valves, actuators, thermocouples, instruments, etc.). Except as set forth in Section 11.4, all out-of-pocket, third party costs of transporting the Equipment that will be used to provide the Services from EXLP’s yard to ACMP’s site, and of transporting such Equipment from such site back to the EXLP yard, (with each such yard to be specified in the CCD or Schedule 1), will be at the expense of ACMP, including all crane expenses incurred to load or offload the Equipment. Crane and cherry-picker expenses incurred for assembly and disassembly of the Equipment shall be provided and paid for by ACMP. Finally, EXLP will assist ACMP in identifying and obtaining service for the appropriate utilities for the Equipment that will be used to provide the Services, but ACMP will be responsible for causing the installation of and bearing the cost of such utilities.

11. Performance Guarantees.

11.1	Services Availability Guarantee. EXLP guarantees that the Services will be available no less than **% of time in each month, excluding the time required for preventive maintenance and overhauls performed in accordance with prudent industry practices and any unavailability caused by ACMP’s acts or omissions (such exclusion, expressed as a percentage of total hours in the subject month, to be the “Services Availability Adjustment”).

11.2

Throughput Guarantee. EXLP guarantees that the volumes of gas capable of being compressed will be not less than **% of the Equipment manufacturer’s most recent specifications and sizing program. If specific site conditions not within EXLP’s control, including extreme ambient site temperatures, reduce

COMPRESSION SERVICES AGREEMENT (ACMP-1)	22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

the ability of EXLP to produce the full manufacturer’s rated horsepower in any of the Equipment it is using to provide the Services, this reduction in available horsepower will be factored into the throughput calculations in the manufacturer’s sizing program. Upon request by ACMP, EXLP will provide a copy to ACMP of the Equipment manufacturer’s estimated Equipment capacity at the specific site conditions under which the Services are being provided.

11.3	Monthly Base Rate Adjustment. If the Services at a Service Site fail to meet the services availability guarantee in Section 11.1 above or the throughput guarantee in Section 11.2 above in a given month, then the Monthly Base Rate for the Services at such Service Site for such month will be reduced by the product of (i) the greater of (x) **% minus the Services Availability Adjustment minus the actual time Services were available (expressed as a percentage of total hours in the subject month) for such month or (y) **% minus the Services Availability Adjustment minus the actual throughput percentage for such month and (ii) ** times the Monthly Base Rate for the Services at such Service Site. Notwithstanding the foregoing, in no event will the Monthly Base Rate be reduced below zero dollars for a given month. Except as specifically provided in Section 11.1 or Section 11.2, Services unavailability for purposes of (x) and reductions in throughput for purposes of (y) will not be excused by Force Majeure Events.

11.4	Replacement of Equipment. If (x) the Services at a Service Site are available less than **% of the time, excluding preventive maintenance and overhauls performed with respect to Equipment used in the provision of Services at such Service Site in accordance with prudent industry practices and any unavailability caused by Force Majeure Events or ACMP’s acts or omissions or (y) the volumes of gas capable of being compressed by any Equipment at such Service Site are less than **% of the Equipment manufacturer’s most recent specifications and sizing program, considering specific site conditions as provided above, in either case, for more than two consecutive months, ACMP will provide Notice to EXLP. If EXLP does not satisfactorily demonstrate to ACMP within 5 days of such Notice that EXLP has taken remedial action, or has commenced taking remedial action and thereafter diligently pursues completion of such remedial action, to cause such Services to be performed at or near the guaranteed performance levels in Section 11.1 and Section 11.2 above, then ACMP may demand the provision of such Services at such Service Site via alternative Equipment and EXLP will promptly remove, replace and transport the applicable Equipment, at EXLP’s cost.

12. Equipment Risk of Loss. EXLP agrees to provide the Services in a good and workmanlike manner with competent employees and subcontractors. Except as otherwise specifically set forth in this Agreement, EXLP will be responsible for loss of or damage to the Equipment.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	23

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

13. Operations, Maintenance and Repairs.

13.1	Maintenance, Repair and Replacement. Subject to the terms of this Section 13, EXLP agrees to maintain and repair the Equipment in accordance with prudent industry standards for such Equipment and in a manner that causes the Services to meet the performance guarantees above and to operate in accordance with Applicable Law, and that otherwise keeps the Equipment in good working order and condition. If ACMP provides Notice to EXLP that the Services do not meet such standards, EXLP will have substantially performed all maintenance work and repairs, and make all replacements, reasonably necessary to cause the Services to be performed in accordance with such standards (including providing, at EXLP’s expense (unless otherwise specifically provided in this Agreement), all replacement parts and equipment) no later than 5 days after EXLP’s receipt of such Notice. Such maintenance and repair work includes installing, maintaining, repairing, and replacing all on-skid pollution control equipment required by Applicable Law for such Equipment, in each case subject to commercially reasonable scheduling by ACMP, discussions between ACMP and EXLP as to the means to perform such maintenance and repair work and ultimately under the direction of EXLP. Notwithstanding any provision herein to the contrary, ACMP’s remedies with respect to any failure to satisfy the performance guarantees are limited to those found in Section 11 and Section 20 and in no event will ACMP prevent EXLP from fulfilling its obligations under this Agreement.

13.2	Overhauls. Notice will be provided by EXLP to ACMP no less than 30 days prior to any scheduled engine overhaul or replacement (which in any event will be performed by EXLP), provided however, in cases of unscheduled (catastrophic or major) failures of Equipment, Notice will be given as soon as possible by EXLP. So long as EXLP is not prevented from fulfilling its obligations under this Agreement, ACMP may request an alternate time for such overhaul.

13.3

Fluids and Storage. EXLP will provide all lubricating oil and antifreeze for the Equipment as part of the Services it provides hereunder. Except to the extent of ACMP’s obligations under Sections 13.5 and Section 18.1, EXLP will ensure the storage and containment of lubricating oil, antifreeze or any Hazardous Substance that EXLP brings to and stores on site complies with Applicable Law. In addition, EXLP will provide and maintain secondary containment sufficient to contain the greater of (i) **% of the volume for any storage tank or other container containing lubricating oil, antifreeze, or

COMPRESSION SERVICES AGREEMENT (ACMP-1)	24

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

any other fluids that EXLP brings to and stores on site or (ii) such percentage required under Applicable Law; EXLP will ensure that any such storage tank or container is appropriate to contain the substance it holds; and EXLP will ensure that any such storage tank or container is properly grounded and sufficiently labeled. Except as provided in Section 17.1, EXLP will be responsible for cleaning up and remediating in accordance with Applicable Law any area impacted by spills resulting from EXLP’s acts or omissions with respect to the storage or handling of the foregoing substances that EXLP brings to and stores on site. Notwithstanding the foregoing, the secondary containment being utilized at Service Sites as of the Effective Date need only satisfy Applicable Law.

13.4	On-skid Pollution Containment. As part of the Services provided hereunder, EXLP will include the on-skid equipment traditionally utilized for basic spill containment on the Equipment (however ACMP will be obligated to remove any rainwater and other incidentally or accidentally commingled fluids collected in such facilities, provided however, EXLP will be obligated to remove any fluids that are comingled due to the purposeful or knowing acts or omissions of EXLP). For the avoidance of doubt, the type of on-skid spill containment equipment resident on the Equipment being utilized as of the Effective Date satisfies this obligation.

13.5	ACMP’s Obligations. To facilitate the provision of the Services by EXLP as provided hereunder and in addition to its other obligations within this Agreement, ACMP will:

13.5.1	provide EXLP with access to the sites at which EXLP provides Services to allow EXLP to perform its duties hereunder;

13.5.2	provide an inlet separator for the Equipment to remove solids (such as sand, welding slag, or salt) and all entrained liquids from the gas stream; provided that EXLP will provide the on-skid scrubbers, which ACMP acknowledges is designed exclusively for mist elimination and shall not relieve ACMP of its obligation under this Section 13.5.2;

13.5.3	start and stop the Equipment as necessary from time to time using qualified operators;

13.5.4	in the absence of EXLP personnel, as soon as practicable report to EXLP any known: (i) releases, discharges and leaks of Hazardous Substances, including without limitation oil or coolant, from the Equipment and (ii) need to fill or top off oil or coolant reservoirs in the Equipment;

COMPRESSION SERVICES AGREEMENT (ACMP-1)	25

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

13.5.5	furnish free use of suitable, sweet, liquid-free natural gas fuel (with a gas composition within OEM specifications) for use by EXLP in the Equipment;

13.5.6	notify EXLP as soon as practicable of any Equipment breakdown or malfunction; and

13.5.7	in accordance with a mutually agreeable foundation design standard, construct and maintain a suitable foundation for Equipment so that each skid beam stays in contact with foundation material throughout the entire length and width of the skid.

13.6	Incurred Costs. EXLP will be responsible for the costs of all maintenance and repair of the Equipment, as provided herein, except in cases where damage is due to ACMP’s gross negligence or ACMP’s failure to comply with Section 13.5. In the event that ACMP is required to reimburse EXLP for any maintenance or repair costs, the repairs to be billed will be discussed between authorized representatives of both ACMP and EXLP (except as to emergency repairs, which may proceed outside this process established in this Section 13.6) prior to the work commencing. The Parties agree to negotiate in good faith in an effort to come to an agreement regarding the nature and scope of the maintenance or repair (including cost), but EXLP has the ultimate right to determine how its Equipment will be maintained and repaired. Labor and materials that are billed to ACMP will be billed per EXLP’s published rate sheet in Exhibit 3.11. The maximum amount EXLP will bill ACMP for costs to be reimbursed for a single incident of repair will be the replacement cost of the Equipment.

13.7	Timeliness. EXLP will make commercially reasonable efforts to ensure that maintenance and repairs have minimal impact on the gathering and compression operations of ACMP.

13.8	Pulsation and Vibration. In connection with the Services, in the event of excessive mechanical or pulsation induced vibration and upon request by ACMP to EXLP, EXLP will provide timely quantitative vibration analysis of the Equipment and will make any recommended repairs or modifications to correct or eliminate the excessive vibration at its cost unless the cause of the vibration is determined to be off-skid.

14. Inspection. EXLP and ACMP will jointly coordinate such that EXLP has the right at all reasonable times to enter upon the premises where the Services are being provided for the purpose of inspection or observation of the Equipment and the general provision of Services hereunder.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	26

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

15. Title; Personal Property; Encumbrances; Location. ACMP covenants that the ownership of the Equipment that is used to provide the Services is and will at all times remain in EXLP. The Equipment will remain personal property and never attach to or become a fixture or otherwise affixed to any realty. The Equipment will be installed and used to perform the Services at the location specified in the Schedules, or any CCD to this Agreement, pertaining thereto and it will not be removed therefrom. ACMP has no right to and will not sell, mortgage, assign, transfer, lease, sublet, loan, part with possession, or encumber the Equipment or permit any liens or encumbrances or charges (other than liens, encumbrances or charges created or caused by EXLP) to attach or become effective thereon or permit or attempt to do any of such acts. ACMP agrees, at its sole own expense, to take such action or cause ACMP to take such action as may be necessary to remove any such encumbrance, lien, or charge and to prevent any third party from acquiring any other interest in any Equipment (including by reason of such Equipment being deemed to be a fixture or a part of any realty). If ACMP fails to do so within a reasonable period of time after receipt of demand from EXLP, EXLP will have the right to pay or otherwise settle such lien, encumbrance, or charge and recover reimbursement of such amount from ACMP. ACMP will not alter or remove any insignia, serial number or other lettering of the Equipment.

16. Safety. EXLP will, while on site at the gathering systems, conduct its operations and perform the Services in such a manner that presents no hazard to ACMP employees, equipment, property, contractors, contract employees, other subcontractors or any other invitee, the public or the environment. In performing the Services, EXLP will adhere at all times to all applicable state and federal safety regulations and, while on site at the gathering systems, all ACMP safety requirements, environmental requirements and contractor requirements.

17. Licenses, Permits, and Compliance.

17.1	ACMP, at its expense, will except as specifically set forth elsewhere in this Agreement:

17.1.1	comply with all Applicable Law relating to the installation of the Equipment and conduct of ACMP’s operations, of which the Services constitute a part to the extent those operations may relate to the Equipment or the Services, including environmental requirements associated therewith (including requirements of Applicable Law pertaining to air emissions, noise and environmental discharges);

17.1.2

obtain and maintain throughout the term or any extension thereof any and all licenses or permits necessary or appropriate to conduct ACMP’s operations (including air permits to allow EXLP to provide the Service) to the extent those operations may relate to the Equipment or the Services. All licenses and permits related to the Services and Equipment will be sufficient in light of the totality of ACMP’s operations taking into account the expected emissions of EXLP’s Equipment under the relevant operating conditions, including expected Equipment specifications and load.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	27

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

ACMP commits to work closely and in good faith with EXLP to discuss and to plan in advance the need for and content of any applicable licenses or permits (including changes to existing licenses and permits) that might be necessary as a result of the provision of new, different or additional Services or changes in Applicable Law;

17.1.3	be responsible for any sampling, consulting, remediation, removal, waste characterization, fines, penalties and any other costs associated with the release or discharge of Hazardous Substances (a) from ACMP owned or operated equipment (including sumps, associated pumps and piping) or (b) to the extent associated with the negligence of ACMP and (c) from EXLP’s Equipment to the extent caused by a failure by ACMP to satisfy its other obligations specifically set forth in this Agreement; and

17.1.4	complete any reporting to applicable Governmental Authorities of reportable environmental releases or discharges.

17.2	EXLP, at its expense, will except as specifically set forth elsewhere in this Agreement:

17.2.1	comply with all Applicable Law relating to the provision of the Services (including requirements of Applicable Law pertaining to air emissions and environmental discharges);

17.2.2	be responsible for any sampling, consulting, remediation, removal, waste characterization, fines, penalties and any other costs associated with the discharge or release of Hazardous Substances to the extent it relates to EXLP’s failure to properly maintain or operate its owned or leased equipment (including the Equipment, storage tanks and used filter containers) or to the extent associated with the negligence of EXLP;

17.2.3	notify ACMP of any known releases and discharges of Hazardous Substances from the Equipment as soon as practicable to facilitate timely reporting to applicable Government Authorities by ACMP;

17.2.4	notify ACMP of EXLP’s intent to set and secure approval for location of any storage tank used for engine oil, compressor oil, coolant, used oil or coolant, methanol, or any other fuel, lubricant, or Hazardous Substance;

17.2.5	notify ACMP upon removal of any storage tank installed and used by EXLP for engine oil, compressor oil, coolant, used oil or coolant, methanol, or any other fuel, lubricant, or Hazardous Substance; and

17.2.6	provide ACMP any available information requested by ACMP related to the provision of Services that is reasonably necessary for ACMP to maintain compliance with Applicable Law.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	28

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

17.3	ACMP may, at its expense, conduct NORM surveys of EXLP’s Equipment upon installation and during facility-wide surveys it conducts. Notwithstanding anything to the contrary in this Agreement, ACMP is responsible for the collection, storage and disposal of any NORM found in EXLP’s Equipment in compliance with Applicable Law, unless the installation assessment determined the Equipment contained pre-existing NORM.

18. Waste Disposal.

18.1	ACMP Responsibilities. ACMP will bear responsibility for installation, connection and maintenance of a waste discharge system and collection sump system, including making the outlet connection to the skid drain and responsibility for any pipes, connections, blow casing and tanks downstream of the skid drain.

18.2	EXLP Responsibilities. For all Equipment that is used to provide Services that are subject to the Full-Rate Billing Fee, EXLP will provide waste oil and filter disposal, grease, rags and other related supplies at a monthly fee of **% of the applicable Monthly Base Rate (to appear on invoices as the “Environmental Fee”) and will bear responsibility for storing and disposing of spent engine oil, coolants, filters, grease, rags, and other used supplies for such Equipment in accordance with all Applicable Law. The storage and containment of spent engine oil, coolants, filters, grease, rags, and other used supplies will comply with Applicable Law. EXLP will be responsible for cleaning up and remediating in accordance with Applicable Law any area impacted by spills resulting from storage or handling of engine oil, coolants, filters, or other materials covered under this Section 18.2, except as otherwise specifically provided in this Agreement (e.g., Section 17.1.3).

19. Term. Unless terminated sooner as provided below, the term of this Agreement will commence on the Effective Date and continue in effect through the close of the last day of the month following the termination of all Services provided under this Agreement.

Notwithstanding either anything in this Agreement to the contrary or the mutual execution of the same by the Parties as of the Execution Date, if the Transaction does not close (and, therefore, the Effective Date is not triggered) by May 30, 2014 or such later date as the Parties may mutually agree to in writing, this Agreement will terminate and be of no force or effect.

20. Termination. This Agreement (or any divisible Service Site(s) contracted under this Agreement, as the case may be) may be terminated as follows:

20.1	by EXLP with respect to any individual Service Site being serviced by EXLP if (A) ACMP fails to perform any of its material obligations under this Agreement with respect to such individual Service Site and (B) such failure is not (x) excused by a Force Majeure Event or (y) cured by ACMP within 60 days after Notice thereof by EXLP to ACMP; or

COMPRESSION SERVICES AGREEMENT (ACMP-1)	29

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

20.2	by ACMP with respect to any individual Service Site being service by EXLP if (A) EXLP fails to perform any of its material obligations under this Agreement with respect to such individual Service Site and (B) such failure is not (x) excused by a Force Majeure Event or (y) cured by EXLP within 60 days after Notice thereof by ACMP to EXLP; or

20.3	by ACMP with respect to some or all of the Service Sites being serviced by EXLP (at ACMP’s discretion) if ACMP terminates this Agreement with respect to a material number of Service Sites pursuant to Section 20.2 above; or

20.4	by EXLP with respect to ACMP if ACMP fails to pay any undisputed amount when due under this Agreement if such failure is not remedied within 15 Business Days after Notice of such failure is given by EXLP to ACMP; or

20.5	by either Party by Notice to the other Party if the other Party (1) makes an assignment or any general arrangement for the benefit of creditors, (2) files a petition or otherwise commences, authorizes, or acquiesces in the commencement of a proceeding or cause under any bankruptcy or similar law for the protection of creditors or have such petition filed or proceeding commenced against them, or (3) otherwise becomes bankrupt or insolvent (however evidenced); or

20.6	by either Party in accordance with Section 42 of this Agreement.

If EXLP terminates this Agreement as permitted above and terminates Services at ACMP’s locations, then ACMP will be responsible for all claims asserted against EXLP by a party or parties from which ACMP receives gas and arising out of such termination of Services.

21. Insurance Coverage.

21.1

Coverage. Each Party will, at such Party’s expense, maintain, with an insurance company or companies authorized to do business in the state where the Services are provided, the following insurance: (1) commercial general liability insurance, including sudden and accidental pollution, operations of independent contractors and contractual liability with a combined single limit for bodily injury, personal injury, and property damage liability in an amount of not less than $1 million per occurrence and $2 million aggregate; (2)

COMPRESSION SERVICES AGREEMENT (ACMP-1)	30

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

property insurance covering the liabilities assumed in Section 22 of this Agreement (3) workers’ compensation insurance including, without limitation, statutory and occupational disease coverage required under Applicable Law; (4) employers’ liability insurance affording minimum protection of not less than $1,000,000 per occurrence covering death or injury to any employee of the primary insured; (5) automobile liability insurance covering owned, non-owned or hired vehicles affording minimum protection of not less than $1,000,000 per occurrence combined single limit; and (6) excess liability insurance over that required in clauses (1), (4) and (5), above, with minimum limits of $4,000,000 and specifically including contractual liability. The amount of insurance required in this Section 21.1 will be subject to Section 21.5 below and may be satisfied by the purchase of separate primary and umbrella (or excess) liability policies which when combined together provide the total limits of insurance specified.

21.2	Waiver. Each Party will obtain from its insurers a waiver of subrogation against the other Party in all of the insurance policies required in this Section 21, and all other insurance carried by the insurance carrying Party protecting against loss of or damage to the other Party’s property and equipment, but only to the extent of the liabilities assumed by the insurance carrying Party hereunder, subject to Section 21.5 below.

21.3	No Change. All such insurance, subject to Section 21.5 below, will be carried in a company or companies reasonably acceptable to the other Party (which approval will not be unreasonably withheld) and will be maintained in full force and effect during the term of this Agreement, and will not be canceled by the insurance carrying Party without 30 days’ prior Notice having first been furnished to the other Party. To the extent of liabilities agreed to be assumed by each Party under this Agreement, each Party agrees that, (i) its required insurance will be primary to any insurance of the other Party that may apply to such occurrence, accident, or claim (ii) no “other insurance” provision will be applicable to the insurance carrying Party and its Affiliates and (iii) the other Party and its Affiliates (and its and their officers, directors and employees) will be included as additional insureds under all policies of insurance except workers’ compensation and employers’ liability.

21.4	Certificate. Each Party will provide certificates of insurance acceptable to the other Party evidencing the coverage required under this Agreement prior to solicitation or commencement of performance of the Services or the mobilization of Equipment to be used in the performance of the Services under this Agreement.

21.5	Self-Insurance. Subject to the other Party’s approval, a Party may self-insure any of the risks for which coverage is required under this Agreement.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	31

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

22. Indemnities.

22.1	ACMP INDEMNITY

ACMP AGREES TO PROTECT, DEFEND, INDEMNIFY, AND HOLD HARMLESS EXLP, AND ITS OFFICERS, DIRECTORS, EMPLOYEES AND INVITEES, FROM AND AGAINST ALL CLAIMS, DEMANDS, LOSSES, LIABILITIES AND CAUSES OF ACTION (OF EVERY KIND AND CHARACTER AND WITHOUT LIMIT AND WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF) (COLLECTIVELY “CLAIMS”) THAT (I) ARISE OUT OF THE ACTIVITIES CONTEMPLATED UNDER THIS AGREEMENT AND (II) ARE ASSERTED BY ACMP, ACMPS,’ AFFILIATES, OR ACMP’S OR ITS AFFILIATES’ CONTRACTORS OR SUB-CONTRACTORS, OR ANY OF ITS OR THEIR EMPLOYEES OR INVITEES ON ACCOUNT OF BODILY INJURY, DEATH, OR DAMAGE TO PROPERTY (EXCEPT AS SPECIFICALLY PROVIDED ELSEWHERE IN THIS AGREEMENT), EVEN IF CAUSED BY THE NEGLIGENCE, STRICT LIABILITY, OR OTHER FAULT OF EXLP OR ITS OFFICERS, DIRECTORS, OR CONTRACTORS OR THEIR EMPLOYEES OR INVITEES. FOR PURPOSES OF THIS SECTION 22, NEITHER EXLP NOR ANY OF ITS AFFILIATES SHALL BE CONSIDERED CONTRACTORS, SUBCONTRACTORS, EMPLOYEES OR INVITEES OF ACMP.

22.2	EXLP INDEMNITY

EXLP AGREES TO PROTECT, DEFEND, INDEMNIFY, AND HOLD HARMLESS ACMP, AND THEIR OFFICERS, DIRECTORS, AND EMPLOYEES AND INVITEES, FROM AND AGAINST ALL CLAIMS THAT (I) ARISE OUT OF THE ACTIVITIES CONTEMPLATED UNDER THIS AGREEMENT AND (II) ARE ASSERTED BY EXLP, EXLP’S AFFILIATES, OR EXLP’S OR ITS AFFILIATES’ CONTRACTORS OR SUB-CONTRACTORS, OR ANY OF ITS OR THEIR EMPLOYEES OR INVITEES ON ACCOUNT OF BODILY INJURY, DEATH, OR DAMAGE TO PROPERTY (EXCEPT AS SPECIFICALLY PROVIDED ELSEWHERE IN THIS AGREEMENT) EVEN IF CAUSED BY THE NEGLIGENCE, STRICT LIABILITY, OR OTHER FAULT OF ACMP OR THEIR OFFICERS, DIRECTORS, OR CONTRACTORS OR THEIR EMPLOYEES OR INVITEES.

22.3	ACMP THIRD PARTY INDEMNITY. ACMP AGREES TO PROTECT, DEFEND, INDEMNIFY, AND HOLD HARMLESS EXLP, ITS OFFICERS, DIRECTORS, EMPLOYEES, OR ITS INVITEES FROM AND AGAINST ALL CLAIMS (I) CAUSED BY THE ACTS OR OMISSIONS OF ACMP AND (II) ARISING IN FAVOR OF THIRD PARTIES OR PERSONS NOT EMPLOYED OR CONTRACTED BY ACMP, EXLP OR THEIR AFFILIATES ON ACCOUNT OF BODILY INJURY, DEATH, OR DAMAGE TO PROPERTY.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	32

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

22.4	EXLP’S THIRD PARTY INDEMNITY. EXLP AGREES TO PROTECT, DEFEND, INDEMNIFY, AND HOLD HARMLESS ACMP, THEIR OFFICERS, DIRECTORS, EMPLOYEES, OR THEIR INVITEES FROM AND AGAINST ALL CLAIMS (I) CAUSED BY THE ACTS OR OMISSIONS OF EXLP OR ITS AFFILIATES AND (II) ARISING IN FAVOR OF THIRD PARTIES OR PERSONS NOT EMPLOYED OR CONTRACTED BY ACMP, EXLP OR THEIR AFFILIATES ON ACCOUNT OF BODILY INJURY, DEATH, OR DAMAGE TO PROPERTY.

22.5	Indemnity Procedures. Each Party will notify the other Party immediately of any claim, demand, or suit that may be presented to or served upon it by any Person arising out of or as a result of work performed pursuant hereto, affording such other Party full opportunity to assume the defense of such claim, demand, or suit and to protect itself under the obligations of this Section 22. Each Party covenants and agrees to support its obligations hereunder by available liability insurance coverage as set forth in Section 21 above. If this Agreement is subject to the indemnity limitations of any Applicable Law then it is agreed that the above obligations to indemnify are limited to the extent allowed by Applicable Law.

22.5.1	If this Agreement is subject to the indemnity limitations of Chapter 127 of the Texas Civil Practices and Remedies Code, and so long as such limitations are in force, then the Parties agree that the above obligations to indemnify are limited to the extent allowed by Applicable Law, and each Party covenants and agrees to support this indemnity agreement by liability insurance coverage, with limits of insurance required of each Party equal to those specifically set forth in Section 21 above. If this Agreement is subject to any other applicable state indemnity limitation, it is agreed that the above obligations to indemnify are limited to the extent allowed by Applicable Law.

22.5.2	If this Agreement is subject to the indemnity limitations in New Mexico Statutes, Sec. 5672, and so long as that act is in force, Section 22 herein will not be applicable to the services performed in the State of New Mexico. In lieu thereof, each Party agrees to defend, indemnify, save and hold the other Party harmless from and against all claims and causes of action to the extent such arise out of the indemnifying party’s negligence, gross negligence, strict liability or breach of contract.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	33

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

22.6	Monetary Limits. If the monetary limits of insurance required hereunder or of the indemnity voluntarily assumed under this Section 22 which will be supported either by equal liability insurance or voluntarily self-insured, in part or whole, exceeds the maximum limits permitted under Applicable Law, the Parties agree such insurance requirements or indemnity will automatically be amended to conform to the maximum monetary limits permitted under such Applicable Law.

22.7	Costs of Suit. Claims indemnified under this Section 22 will include, but not be limited to, all expenses of litigation, court costs, and attorney fees that may be incurred by or assessed against the Party being indemnified.

23. Force Majeure. If a Party is rendered unable, wholly or in part, by reason of a Force Majeure Event to perform its obligations under this Agreement, other than ACMP’s obligations to make payments when due hereunder, then such Party’s obligations will be suspended to the extent affected by the Force Majeure Event. The Party whose performance is affected by a Force Majeure Event must provide Notice to the other Party. Initial notice may be given orally, but Notice with reasonably full particulars of the Force Majeure Event is required as soon as reasonably possible after the occurrence of the Force Majeure Event. The Party affected by a Force Majeure Event will use reasonable commercial efforts to (i) remedy and (ii) mitigate the effects of the Force Majeure Event.

24. Assignment and Binding Effect. Neither Party will assign its rights or delegate its obligations under this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned, or delayed. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns. Notwithstanding the foregoing, each Party may assign its rights under this Agreement to an Affiliate of such Party without the consent of the other Party and each Party may pledge this Agreement (or pledge any of its rights under this Agreement including the right to receive payments due hereunder) to secure any credit facility or indebtedness of such Party or its Affiliates without the consent of the other Party and may assign any of its rights, or delegate any of its obligations, under this Agreement to one or more of its Affiliates without the consent of the other Party; provided, no such assignment or pledge will relieve the assignor Party from any of its obligations hereunder.

25. Subcontracting. Other than with respect to Section 22, the Parties acknowledge that EXLP will perform the Services under this Agreement as a subcontractor of ACMP and in fulfillment of certain obligations of ACMP with respect to certain gas gathering agreements. As a subcontractor of ACMP, EXLP is subject to industry standard oversight, which will be exercised by ACMP, over EXLP’s provision of the Services.

26. WARRANTIES. EXCEPT AS SPECIFICALLY STATED IN THIS AGREEMENT OR IN THE SCHEDULES, EXLP MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO ANY REPRESENTATION OR DESCRIPTION.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	34

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

27. No Conditional Sale. The Parties intend that this Agreement creates only contractual rights between the Parties and not a lease or conditional sale of the Equipment. To provide solely for the unlikely event that a court might nevertheless consider this Agreement to constitute or be a conditional sale of the Equipment, ACMP hereby grants to EXLP a purchase money security interest in all of ACMP’s rights in and to the Equipment to secure payment of the sales price of the Equipment as determined by such court, and, with respect to the Equipment furnished to it, ACMP further grants to EXLP all rights given to a secured party under the Uniform Commercial Code in addition to its other rights hereunder. Further, although the Parties have agreed the Equipment will never be deemed to be a fixture and attached to any realty, to provide solely for the unlikely event that a court might also consider the Equipment to be a fixture, the Parties agree for the purpose of complying with the legal requirements for a financing statement that collateral is or includes fixtures and the Equipment is affixed or is to be affixed to the lands described in the applicable Schedule.

28. Notices.

28.1	Form of Notice. All notices, invoices, payments, and other communications made under this Agreement (“Notice”) will be in writing and sent to the addresses shown below.

ACMP:	Access MLP Operating, L.L.C.
525 Central Park Drive Ste 1005
Oklahoma City, Oklahoma 73105
Attention: Dave Grumieaux
Fax: (405) 727-3974
Email: dave.grumieaux@accessmidstream.com

With a Copy to:
Access MLP Operating, L.L.C.
525 Central Park Drive Ste 1005
Oklahoma City, Oklahoma 73105
Attention: General Counsel
Fax: 405-727-3372
Email: regina.gregory@accessmidstream.com

COMPRESSION SERVICES AGREEMENT (ACMP-1)	35

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

EXLP:	EXLP Operating LLC
16666 Northchase Drive
Houston, Texas 77060
Attention: Rob Rice, President, North America
Fax: 281-836-7953
Email: rob.rice@exterran.com

With a Copy to:
EXLP Operating LLC
16666 Northchase Drive
Houston, Texas 77060
Attention: Associate General Counsel, North America
Fax: 281-836-8040
Email: bill.bowes@exterran.com

28.2	Method. All Notices may be sent by facsimile, electronic mail or mutually acceptable electronic means, a nationally recognized overnight courier service, first class mail, or hand delivered.

28.3	Delivery. Notice will be given when received on a Business Day by the addressee. In the absence of proof of the actual receipt date, the following presumptions will apply. Notices sent by facsimile will be deemed to have been received upon the sending Party’s receipt of its facsimile machine’s confirmation of successful transmission. Notices sent by electronic mail will be deemed to be received upon the receipt of the electronic mail by the receiving Party. If the Day on which such facsimile or electronic mail is received is not a Business Day or is after five p.m. on a Business Day, then such facsimile or electronic mail will be deemed to have been received on the next following Business Day. Notice by overnight mail or courier will be deemed to have been received on the next Business Day after it was sent or such earlier time as is confirmed by the receiving Party. Notice by first class mail will be considered delivered five Business Days after mailing.

28.4	Compression Commitment Documents. Any Notice covered by a CCD will be deemed given when sent by email to the email addresses listed in Section 28.1 above.

29. Dispute Resolution.

29.1

Negotiation. The Parties will attempt in good faith to resolve any Contract Dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the Contract Dispute and who are at a higher level of management than the Persons with direct

COMPRESSION SERVICES AGREEMENT (ACMP-1)	36

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

responsibility for administration of this Agreement. Any Party may give the other Parties Notice of any dispute not resolved in the normal course of business (the “Negotiation Notice”). Within 7 days after the delivery of the Negotiation Notice, the receiving Party will submit to the other Parties a written response. The Negotiation Notice and response will include (i) a statement of that Party’s position and a summary of arguments supporting that position and (ii) the name and title of the executive who will represent that Party and of any other Person who will accompany the executive. Within 14 days after the delivery of the initial Notice, the executives of the Parties will meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute.

29.2	Litigation. If any Contract Dispute is not settled within 60 days after delivery of the Negotiation Notice, the Parties will be free to resolve such Contract Dispute through litigation subject to the terms hereof.

30. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Texas without regard to the principles of conflicts of law (whether of the State of Texas or otherwise) that would result in the application of the laws of any other jurisdiction.

31. CONSENT TO JURISDICTION. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES DISTRICT COURT LOCATED IN DALLAS, TEXAS AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER SUCH ACTIONS OR PROCEEDINGS ARE BASED IN STATUTE, TORT, CONTRACT OR OTHERWISE), WILL BE LITIGATED IN SUCH COURTS. EACH PARTY (a) CONSENTS TO SUBMIT ITSELF TO THE PERSONAL JURISDICTION OF SUCH COURTS FOR SUCH ACTIONS OR PROCEEDINGS, (b) AGREES THAT IT WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (c) AGREES THAT IT WILL NOT BRING ANY SUCH ACTION OR PROCEEDING IN ANY COURT OTHER THAN SUCH COURTS. EACH PARTY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE AND IRREVOCABLE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH ACTIONS OR PROCEEDINGS. SERVICE OF PROCESS MAY BE EFFECTED BY CERTIFIED MAIL TO THE RESPECTIVE PARTY AT THE ADDRESS PROVIDED FOR NOTICE HEREIN. NOTHING HEREIN WILL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	37

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

32. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. EACH PARTY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

33. Specific Performance. The Parties acknowledge and agree (i) that each Party would be irreparably harmed by a breach by the other Party of any of their obligations under this Agreement and (ii) that there would be no adequate remedy at law or damages to compensate the non-breaching Party for any such breach. The Parties agree that the non-breaching Party will be entitled to injunctive relief requiring specific performance by the breaching Party of its obligations under this Agreement, and the Parties hereby consent and agree to the entry of such injunctive relief.

34. Enforceability. If any provision in this Agreement is determined to be invalid, void, or unenforceable by any court having jurisdiction, such determination will not invalidate, void, or make unenforceable any other provision, agreement or covenant of this Agreement.

35. No Waiver. No waiver of any breach of this Agreement will be held to be a waiver of any other or subsequent breach.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	38

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

36. Rules of Construction. In construing this Agreement, the following principles will be followed:

36.1	no consideration will be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

36.2	examples will not be construed to limit, expressly or by implication, the matter they illustrate;

36.3	the word “includes” and its syntactical variants mean “includes, but is not limited to” and corresponding syntactical variant expressions;

36.4	a defined term has its defined meaning throughout this Agreement, regardless of whether it appears before or after the place in this Agreement where it is defined;

36.5	unless otherwise specified, the plural will be deemed to include the singular, and vice versa; and

36.6	each gender will be deemed to include the other genders.

37. Prior Agreements. This Agreement supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby or in the documents for any other transaction, whether oral or written, including the MLP-1 and CMO-1 compression contracts.

38. ACMP Authority as Agent for the Subsidiaries. Access MLP Operating, L.L.C. hereby represents and warrants to EXLP that (i) it has been duly authorized by each of its subsidiaries and Affiliates included within the term “ACMP” to act as the agent of each them for purposes of entering into this Agreement, and (ii) the execution and delivery of this Agreement by it is binding and effective as to each such subsidiary and Affiliate as if such subsidiary and Affiliate had itself executed and delivered a copy of this Agreement.

39. Headings. The headings and subheadings contained in this Agreement are used solely for convenience and do not constitute a part of this Agreement between the Parties and will not be used to construe or interpret the provisions of this Agreement.

40. Financing Statements. ACMP will, if requested by EXLP, join with EXLP in executing one or more financing statements with respect to the Equipment, as may be desired by EXLP, in a form reasonably satisfactory to EXLP.

41. Conflicts. In case of conflict between provisions found in this Agreement and those listed in the Schedules attached hereto, the provisions on the attached Schedules will prevail.

COMPRESSION SERVICES AGREEMENT (ACMP-1)	39

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

42. Changes in Law. If, during the term of any Services to be provided under this Agreement, as described in Section 2.5, any new law is enacted or promulgated or any existing law or its interpretation is changed, and if such new or changed law or interpretation could be reasonably expected to cause a recharacterization of revenue generated by either Party as a result of the provision of the Services under this Agreement (whether revenue generated by EXLP under this Agreement or revenue generated by ACMP from producers for providing compression services to such producers based on the Services provided by EXLP hereunder), which negatively affects either EXLP’s or ACMP’s ability to satisfy the gross income requirements of section 7704(c) of the Internal Revenue Code of 1986, as amended (the “Code”), then the Party so affected, acting in good faith, shall have the option to initiate renegotiation of the provisions of this Agreement directly impactful to those gross income requirements with respect to the Parties’ future performance. In such event, the Parties will meet and negotiate in good faith amendments to this Agreement to conform this Agreement to the new or changed law so that both Parties can continue to satisfy the gross income requirements of the Code, while preserving, as closely as possible, the Parties’ economic, operational and commercial arrangements in accordance with the understandings set forth in this Agreement.

42.1	ACMP Affected. In the event that such negotiations do not result in an amendment to the Agreement so that ACMP can satisfy the gross income requirements of the Code, ACMP will have the right to either 1) amend the Agreement so that it can satisfy the gross income requirements of the Code while preserving as closely as possible the Parties’ economic, operational and commercial arrangements in accordance with the understandings set forth in this Agreement as determined by ACMP, in its reasonable discretion, provided that, in such event EXLP may convert the term of the Agreement or any Initial Contract Period (as it relates to each applicable Service Site) to a month-to-month period, terminable by either Party with 30 days advanced Notice, or 2) convert the term of the Agreement or any Initial Contract Period (as it relates to each applicable Service Site) to a month-to-month period, terminable by either Party with 30 days advanced Notice.

42.2	EXLP Affected. In the event that (i) such negotiations do not result in an amendment to the Agreement so that EXLP can satisfy the gross income requirements of the Code or (ii) ACMP has amended the Agreement so that EXLP cannot satisfy the gross income requirements of the Code, then EXLP will have the right to either 1) assign the Agreement and sell the Equipment to an EXLP affiliate or 2) convert the term of the Agreement or any Initial Contract Period (as it relates to each applicable Service Site) to a month-to-month period, terminable by either Party with 30 days advanced Notice.

43. Non-Solicitation. Each Party covenants and agrees that until ** (a period of time that is mutually agreed upon by the Parties as being reasonable and appropriate given the subject, scope and circumstances of this Agreement), it will not directly or indirectly solicit or attempt to solicit any field employee of the other Party to terminate his or her employment with

COMPRESSION SERVICES AGREEMENT (ACMP-1)	40

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

such other Party and commence employment, contracting or consulting relationship with such Party, except pursuant to a general solicitation which is not directed specifically to any such employees; provided, that nothing in this Section 43 shall prevent a Party from hiring, contracting or consulting with (i) any employee whose employment has been involuntarily terminated by the other Party for any reason or (ii) after 90 days from the day of termination of employment, any employee whose employment has been voluntarily terminated by the employee. The Parties understand, acknowledge and agree, however, that this provision does not supersede the individual legal obligations that any employee of the respective Parties may have as a result of the terms of any valid and legally enforceable non-competition and/or non-solicitation agreements entered into by the respective employees and employer. These agreements continue to be enforceable to the full extent allowed for in the respective jurisdiction(s), and no claim will be made by either Party that this paragraph of the Agreement discharges or otherwise alters those personal legal obligations. The Parties agree that, because they anticipate it would be difficult to accurately measure a Party’s damages in the event the other Party violates this section and hires an employee, the other Party shall pay to such Party liquidated damages consisting of ** the amount of all compensation paid or to be paid by such Party to the former employee of the other Party during the first twelve months after such individual is hired by such other Party. In the event that the foregoing liquidated damages provision is unenforceable for any reason, the aggrieved Party nevertheless shall be entitled to recover its actual damages resulting from the breach and to seek any other injunctive or equitable to which it may be entitled.

44. Waiver of Consequential Damages. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT OR ANY CCD TO THE CONTRARY, NEITHER PARTY NOR SUCH PARTIES’ AFFILIATES SHALL BE LIABLE TO THE OTHER PARTY OR SUCH OTHER PARTY’S AFFILIATES FOR, AND EACH PARTY (ON BEHALF OF ITSELF AND ITS AFFILIATES) HEREBY RELEASES THE OTHER PARTY AND SUCH OTHER PARTIES’ AFFILIATES FROM, ANY INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES OR LOSSES RELATED TO OR IN CONNECTION WITH THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE OTHER PARTIES’ PERFORMANCE OR NONPERFORMANCE HEREUNDER, EXCLUDING ACMP’S OBLIGATION TO PAY MONEY FOR SERVICES UNDER THIS AGREEMENT), THE SERVICES OR ANY EQUIPMENT, INCLUDING, WITHOUT LIMITATION, DAMAGES OR LOSSES FOR LOST PRODUCTION, LOST REVENUE, LOST PRODUCT, LOST PROFITS, LOST BUSINESS OR BUSINESS INTERRUPTIONS, REGARDLESS OF WHETHER CAUSED OR CONTRIBUTED TO BY PRE-EXISTING CONDITIONS, WHETHER SUCH CONDITIONS BE PATENT OR LATENT, BREACH OF REPRESENTATION OR WARRANTY (EXPRESS OR IMPLIED), ULTRAHAZARDOUS ACTIVITY, STRICT LIABILITY, TORT, BREACH OF CONTRACT, VIOLATION OF LAW, BREACH OF ANY SAFETY REQUIREMENT OR REGULATION, OR THE NEGLIGENCE OF ANY PERSON OR PARTY, INCLUDING, WITHOUT LIMITATION, THE INDEMNIFIED PARTY, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT AND/OR CONCURRENT, ACTIVE OR PASSIVE, OR ANY OTHER THEORY OF LEGAL

COMPRESSION SERVICES AGREEMENT (ACMP-1)	41

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

LIABILITY WITHOUT LIMITATION, EXCEPT TO THE EXTENT ANY SUCH RELEASING PARTY ACTUALLY SUFFERS SUCH DAMAGES OR LOSSES TO A THIRD PARTY AND SUCH DAMAGES OR LOSSES ARE OTHERWISE INDEMNIFIABLE UNDER THIS AGREEMENT.

[Signature Pages Follow]

COMPRESSION SERVICES AGREEMENT (ACMP-1)	42

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

IN WITNESS WHEREOF, the Parties have executed this Agreement as of this 26th day of February, 2014 (“Execution Date”).

EXLP:

EXLP OPERATING LLC

By:	/s/ Robert E. Rice
Name:	Robert E. Rice
Title:	President, North America

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

IN WITNESS WHEREOF, the Parties have executed this Agreement as of this 26th day of February, 2014 (“Execution Date”).

ACMP:

ACCESS MLP OPERATING, L.L.C.

By:	/s/ J. Mike Stice
Name:	J. Mike Stice
Title:	Chief Executive Officer

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

List of Exhibits & Schedules:

Exhibit 2.1:	Compression Commitment Document

Exhibit 2.5.9:	Compression Technical Specifications

Exhibit 3.11:	EXLP’s Labor Rate Sheet

Schedule 1:	Existing Commitments for Services

Schedule 2:	Pending Commitments for Services

Schedule 3:	Rates for Future Services

Schedule 4:	Component Cost Factor Methodology

Schedule 5:	Gathering Systems Subject to Exclusivity

Schedule 6:	Access MLP Operating, L.L.C. Subsidiaries

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Exhibit 2.1

ACMP-1 Compression Commitment Document

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

ACMP-1 Compression Commitment Document (“CCD”) Page 1 This CCD is made in connection with and subject to the Compression Services Agreement (ACMP-1) dated February 26, 2014 (the Agreement) between EXLP Operating LLC (EXLP) and Access MLP Operating, L.L.C. and its subsidiaries listed on Schedule 6 of such agreement (ACMP). Any capitalized terms not otherwise defined in this CCD have the meaning given to them in the Agreement. This CCD is used by the Parties (i) to facilitate an addendum to the referenced Agreement for new commitments for additional Services requests by ACMP pursuant to the Section in the Agreement titled, ‘Provision of Services’, (ii) for Notice purposes by ACMP for release, replacement, or relocation of Services pursuant to the Section titled, ‘Early Release, Release, Redeployment, Replacement and Relocation,’ or (iii) for Notice purposes by ACMP to initiate a Suspended Usage Billing Fee. CCD Reference #: Request: New Commitment Release Replace Relocate Services Suspend Service Site-Specific Information: Facility (Gath System): Project ID Number: County, State: Unit #: * BHP: CHP: P.O. Number: P.O. Line Number: ACMP Entity Name: ACMP Region: ZZZZ(Quad Z) Location (Select one) Remote Non-Remote * The Equipment EXLP utilizes or intends to utilize, as the case may be, as of the date of this CCD to provide the Services. Design Conditions: Services to load available compression horsepower over the following design conditions: Service Tag (Select One) Min Recycle Pressure (psig) Suction Pressure Range (psig) Discharge Pressure Range (psig) XLP 5 10-35 700-1,200 LP 15 25-70 700-1,300 HB 35 50-150 700-1,300 HB Alt 35 50-235 700-1,300 MP 115 150-350 700-1,600 MP Alt 115 150-800 800-1,600 GP 195 250-500 700-1,600 GP Alt 195 250-900 900-1,600 Other - -

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

ACMP-1 Compression Commitment Document ("CCD")

ACMP Commitment Authorization:

EXLP Commitment Authorization:

Services Provider Commitment Authorization Required for New Commitments or Service Requests with > 30,000 ppm H_2S.

☐YES ☐NO Services Provider Signature Required?

Title	Name (Printed)	Signature	Date

Please return this form to Dave Grumieaux upon completion (dave.grumieaux@accessmidstream.com)

Page 2

ACMP-1 Compression Commitment Document (“CCD”) Page 2 ACMP co-owner approval required? Yes No If “Yes”, date received: (attach sig sheets) Mobilization to Service Site from paid for by Demobilization from Service Site to paid for by Notes (including description of any applicable Service Site-specific optional equipment): ACMP Commitment Authorization: Title Name (Printed) Signature Date Requestor Engineering Manager Area Manager Requesting Services Area Manager Releasing Services VP Engineering & Construction SVP Operations

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Exhibit 2.5.9

ACMP-1 Compression Technical Specifications

The Parties acknowledge that EXLP will, pursuant and subject to the terms of this Agreement, select the type and specific units of Equipment it utilizes to provide the Services and that the specifications detailed below reflect the Parties’ agreed-to design and packaging specifications for new-build Equipment mobilized by EXLP to provide the Services based upon the mutual goal of safe and efficient provision of the Services.

1.	Compressors (general)

1.1.	Package shall use Ariel frame and cylinders with the pressure rating that fits the design application.

1.2.	Cylinder lube distance piece and packing oil drains shall be tubed to on-skid blowcase.

2.	Cooler

2.1.	Package shall have oversized coolers and shall be engine belt-driven skid-mounted EH style up through CAT 3606 series drivers or F style for larger units.

2.2.	Cooler shall be sized at 105ºF Ambient air with max 15ºF approach.

2.3.	Cooler shall have manual operated louvers for each process section.

2.4.	Fan tip speed shall be limited to no more than 13,500 ft/min for fans <10’ diameter and 13,000 ft/min for fans >10’ diameter.

2.5.	Cooler shall be designed with a fouling factor of 0.0005 for glycol and oil and 0.002 for natural gas.

2.6.	All fins shall have adjustable pitch.

2.7.	Piping shall be sized to keep velocity ≤3,500 ft/min.

2.8.	Horizontal coolers shall have at least 7’ of clearance from grade to the bottom of the fan.

3.	Package & Piping

3.1.	Supplier shall provide acoustical/mechanical study and design package to API 618 5th Ed. Design Approach 3; across entire range of Ps/Pd conditions.

3.2.	Any exceptions to API 618 shall be noted specifically.

3.3.	Supplier shall furnish weights, dimensions, P&ID, electrical diagrams, and GA drawings for each unit.

3.4.	All process (gas) piping shall be designed and fabricated to ASME B31.3.

3.5.	All 2” and 3” piping shall be Schedule 80 minimum (including 2” threaded piping in atmospheric service for vent and blowdown).

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

3.6.	All threaded pressurized piping components less than or equal to 12” in length, or any first pipe nipple out of a vessel, shall be Schedule 160 minimum.

3.7.	All other threaded pressurized piping components greater than 12” in length shall be Schedule 80 minimum.

3.8.	All pipe shall be seamless.

3.9.	All flanged connections shall use Flexitallic gaskets or equivalent.

3.10.	All hoses shall be flexible steel braided hoses.

3.11.	Separate start line plumbed for either compressed air or fuel gas, sized: 2” minimum for 3516s, 3” minimum for 3600 series.

3.12.	All connections shall be plumbed to skid edge.

3.13.	Block valves on engine and compressor oil level controllers shall be fire-safe.

3.14.	Scrubbers, gas cooler sections, pulsation bottles, and other vessels shall be ASME BPVC code stamped, National Board registered.

3.15.	Unless otherwise mutually agreed to, first stage suction scrubber and pulsation bottle shall match or exceed MAWP of first stage cylinders where reasonable to do so based upon, for example, Site and operating conditions.

3.16.	Unless otherwise mutually agreed to, interstage piping, vessels, bottles, and cooler section shall, where reasonable to do so based upon, for example, Site and operating conditions, be rated to minimum of preceding cylinder MAWP or package final discharge MAOP, whichever is less.

3.17.	MAOP of cylinders, vessels and piping downstream of each cylinder but upstream of the cooler, and cooler sections shall be calculated at 350ºF. MAOP of vessels and piping downstream of each cooler section but upstream of each cylinder shall be calculated at 150ºF.

3.18.	All 1” PSVs shall be threaded. Two inch PSVs may be threaded; all larger PSVs must be flanged regardless of set pressure.

3.19.	No PSV shall have a block valve on inlet or outlet side.

3.20.	Relief valves for interstage and final discharge shall be sized for maximum unit throughput at MAOP conditions.

3.21.	Manual bypass line with valve to be provided (final Pd downstream of cooler to 1st scrubber) and sized to permit idle operation at design suction pressure.

3.22.	Compressor bypass valve shall be sized for the full start-up loading; if actuated (for larger and electric units) it shall have controlled slow-acting actuation to avoid abrupt compressor loading.

3.23.	Suction-side PSV shall be provided set at MAWP of first stage inlet sized for max unit capacity of designed range Ps/Pd combinations.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

3.24.	Backpressure for PSV exhaust lines shall be calculated and confirmed to not exceed 5% of set pressure. All vent and relief lines shall be piped to a common header at the compressor end edge of skid.

3.25.	Process piping 2” and larger shall be secured with pipe clamps (not u-bolts).

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

3.26.	Package materials (including vessels) shall be designed with Minimum Design Metal Temperature (MDMT) of -20ºF. All tests required to meet this MDMT shall be the Supplier’s responsibility.

3.27.	No allthread nipples and no one-step bushings (e.g. 1⁄2” to 1⁄4”, 3⁄4” to 1⁄2”, 1” to 3⁄4” etc.).

3.28.	No 1⁄4” needle valves as first connection in threaded fittings on pipe or vessels.

3.29.	No brass components in process gas service.

3.30.	HB/GP packages: Unit to be piped to allow field-modification (via spectacle blind) between stage configurations as requested.

4.	Skid

4.1.	Skid package to be designed for non-grouted setting on compacted screenings base.

4.2.	Skid to be heavy design with concrete-filled sections under frame, engine, and crosshead guide supports. Scrubbers shall be installed on a bearing plate over skid beams.

4.3.	One end of skid at minimum to have draw bar (for CAT 3606 and smaller units), each corner of skid (for CAT 3516 and larger units) to have lifting eye and large screened-top drain box with 2” NPT connection to drain header.

4.4.	Full-depth structural steel members are to support scrubbers and other main components.

4.5.	Skid decking that is to be steel shall be covered with 3/16” checkered floor plate.

4.6.	Compressor frame to be mounted with grouted sole plates (no adjustable chocks).

4.7.	Package shall include any OSHA-compliant access platforms, stairs, and ladders needed to access unit, including at top of cooler. Ladders shall extend 3-4’ above the top of the cooler to provide safe access.

4.8.	Packages intended to be in buildings shall be designed accordingly.

5.	Driver/Exhaust

5.1.	Manual engine speed control, plus automatic speed control on 1500bhp+ packages.

5.2.	The muffler shall be hospital grade (minimum 35dBA insertion loss).

5.3.	Catalyst housing with at least one expansion compartment, plus testing ports with tubing brought down to ground-access elevation.

6.	Capacity/Performance Assumptions

6.1.	Assumed gas suction temperature should be 90ºF.

6.2.	Assumed gas interstage suction temperature should be 130ºF.

6.3.	Assumed gas composition should be water-saturated sweet natural gas at 0.70 specific gravity.

6.4.	Maximum discharge temperature should be 300ºF, and rod load shall not exceed 90% of maximum rated rod load.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

6.5.	Assumed ambient temperature should be 105ºF in performance runs.

6.6.	Available Compression Horsepower shall conform to the values listed in the package configurations.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

6.7.	Any SACE cylinders on JGE/K/T frames must have externally lubricated crosshead pin system in order to run at 1400 RPM.

7.	Electric Motor Drive Packages

7.1.	Electric motors for the compressor drive must comply with the attached “Specification for Medium Voltage AC Induction Motors for Reciprocating Compressors.”

8.	Cold Weather Accessories

8.1.	All units excluding those going to the Permian, Barnett, Haynesville or Eagle Ford units shall require cold weather accessories:

8.1.1.	The driver shall have an appropriately sized Kim Hot-Start.

8.1.2.	Compressor frame shall be equipped with oil immersion heater(s) or a Kim Hot-Start sized appropriately for the frame size.

8.2.	Process scrubbers shall include heat tracing, where required by operating conditions.

8.3.	Coolers shall have automated louvers, where required by operating conditions.

8.4.	All 3600 series engines shall have appropriately sized Kim Hot Starts.

9.	Sour Gas Units

9.1.	All units that compress gas with >100 ppm H2S shall have the following provisions:

9.1.1.	If EXLP elects to install Kiene valves in compressor cylinders or pulsation bottle nozzles, such Kiene valves shall be stainless steel, model KN-22B and include the cap AX-17A.

9.1.2.	Compressor shall have long two compartment distance pieces on all throws and stainless steel piston rods.

9.1.3.	The inboard and outboard wiper packing shall be piped to be purged with sweet, dry fuel gas at 30 psig with a low pressure switch in the supply line. The low pressure switch shall be able to alarm on the compressor control panel and be able to be taken back to the station PLC.

9.1.4.	The packing shall be piped to be purged with sweet, dry fuel gas at 20 psig with a low pressure switch in the supply line. The low pressure switch shall be able to alarm on the compressor control panel and be able to be taken back to the station PLC.

9.1.5.	Each purge line shall have a flow indicator and check valve installed in the inlet to the packing.

9.1.6.	Compressor shall have two separate oil systems: one for the frame and another for the cylinders if Ariel requires lubrication.

9.1.7.	Cylinder lube distance piece and packing oil drains shall be tubed to separate on-skid blowcases.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

9.1.8.	The packing vent/drain line shall include a check valve. The inboard distance piece drain line shall include a flow indicator, check valve, and ball valve. The outboard distance piece drain line shall include a check valve and ball valve.

9.1.9.	The blowcases shall have a manual vent line with check valve tied into the main vent header, and a PSV with the exhaust manifolded into the main vent header. The blowcase liquid outlets shall be piped to the scrubber drain manifold.

9.1.10.	All process welds shall be post-weld heat treated; weld hardness shall not exceed 22 RHC.

9.1.11.	All process piping and vessel welds shall be x-rayed. If welds are x-rayed prior to post-weld heat treatment, they shall be examined with dye penetrant.

9.1.12.	All plate material in process gas service must have a sulfur content less than 0.003% by weight.

9.1.13.	All pipe in process gas service must have a sulfur content less than 0.01% by weight.

9.1.14.	All forged fittings in process gas service must have a sulfur content less than 0.025%.

9.1.15.	All instruments and valves in process gas service must have NACE trim.

9.1.16.	Yellow metals are not allowed.

9.1.17.	Couplets are not allowed. All threaded connections shall be couplings with 100% penetration.

9.1.18.	All vessels and piping shall have a 0.0625” corrosion allowance.

9.1.19.	Cooler tubes shall be SA-249 Gr 304 or Gr 316 stainless steel.

10.	Instrumentation and Electrical

10.1.	Gas-drive packages shall have Murphy control panel for CAT 3500 series engines and changed to Allen-Bradley Compact Logix PLC for CAT 3600 series engines as required by ACMP.

10.2.	Pressure Transmitters shall be stainless steel, 4-20mA, 0.25% of full scale accuracy, rated for pressure and temperature of service with a 200% overpressure rating, greater than 2 kHz response time.

10.3.	Gauges shall be industrial heavy duty, liquid filled with 2 1⁄2” faces. Wika, Ashcroft or approved equivalent. Each pressure gauge shall include a pulsation dampener.

10.4.	All instrumentation, controls, and valves shall be provided with stainless steel unique name tags and attached to devices by stainless steel cable.

10.5.	Thermocouples shall be J or K Type with 18 gauge wire.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

10.6.	Scrubber level switches shall be Murphy LS200, 2000 PSI, 2” NPT.

10.7.	Scrubber level controllers shall be Norriseal Model EVS or Murphy Equivalent.

10.8.	Liquid level gauges installed on vessels such as the suction scrubber shall be Penbethy reflex type and properly braced to prevent vibration.

10.9.	Tubing shall be 316 Stainless Steel.

10.10.	All pneumatic controls shall have a manifold to a common instrument air line. Instrument air filters and regulators shall be provided as required for control operation.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

10.11.	Control panel shall have the following: NEMA 4 carbon steel weatherproof enclosure, CSA certified Class 1 Division 2 Groups C&D, 24 VDC powered, Ethernet communications with gauges, transmitters and snubbers, window kit for HMI, and gauges where applicable to include suction and discharge pressure for each stage, and engine vacuum/boost pressure.

10.12.	Control panel enunciator to include local start, stop and reset push buttons, local ESD pushbutton, power, unit running, unit alarm, and unit shutdown indication, and a power on/off switch.

10.13.	Customer connection terminal block shall include a normally open contact for run status, and a 24VDC remote shutdown relay.

10.14.	Control panel analog outputs shall include, where applicable, main driver speed control, suction valve control, recycle valve control, and cooler fan(s) speed control.

10.15.	Control panel analog inputs to include at where applicable compressor oil pressure, suction and discharge pressure for each stage, compressor vibration (2), driver vibration (2), and catalyst differential pressure. Also include engine RPM high speed counter where applicable.

10.16.	Control panel thermocouple inputs to include where applicable compressor oil, discharge for each throw, cooler discharge for each stage, compressor main bearing (each for the KBZ frame or larger), engine intercooler water, pre-catalyst, and post catalyst.

10.17.	Control panel digital outputs to include where applicable actuated valve solenoid control, compressor lube pump start, compressor hot start, main driver start, engine hot start, driven equipment ready, E-Stop to driver control, reset to driver control, packing water pump start, cooling water pump start, process cooler fan(s) start, and enunciator indication.

10.18.	Control panel digital inputs to include, where applicable, enunciator panel push buttons, actuated valve limit switches, recycle valve limit switches, high scrubber/separator level (each), lubricator no flow (right and left), low oil levels, low jacket water level, low auxiliary water level, main motor VFD selected, main motor running, high cooler fan(s) vibration, and remote E-Stop.

10.19.	Instrument List Summarized (where applicable):

10.19.1.	Compressor oil temperature gauge.

10.19.2.	Cylinder outlet temperature TC’s and indicators

10.19.3.	Compressor main bearing temperature where included in the KBZ frame or larger (each)

10.19.4.	Engine intercooler water temperature

10.19.5.	Pre and post catalyst temperature

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

10.19.6.	Compressor oil filter discharge pressure transmitter

10.19.7.	Suction and Discharge Gas Pressure Transmitter for each stage

10.19.8.	Scrubber pressure indicator

10.19.9.	Catalyst differential pressure

10.19.10.	Compressor crankcase low level switch/Alarm

10.19.11.	Scrubber high level switch (for liquid dump valve control) and high high level switch (for unit shutdown)

10.19.12.	Cooling water low level switch/Alarm (if water cooling required)

10.19.13.	Compressor vibration

10.19.14.	Driver vibration

10.19.15.	Cooler motor vibration switches, one per motor.

10.19.16.	Actuated block valve solenoid

10.19.17.	Actuated block valve limit switches

10.19.18.	Start-up recycle valve position switch (open/close)

10.19.19.	Water temperature gauge (if water cooling required)

10.19.20.	Compressor lubricator oil Lube Sentry no-flow switch

10.19.21.	Engine RPM

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Specification for Medium Voltage

AC Induction Motors for Reciprocating Compressors

1.0	General

1.1	Scope

a)	This specification, and any referenced application load information, drawings, and requisitions, covers the requirements for three phase medium voltage induction motors 500 HP to 7000 HP.

b)	Medium voltage for the purposes of the specification shall be voltages greater than 1000 volts to voltages no greater than 7200 volts, nominal.

c)	Receiving, unloading, storage, and installation of the motors shall be done by the Owner. The motor vendor is responsible for providing with their quotation the following documents;

•	A copy of the typical installation motor manual.

•	State the number and size of pieces to be shipped to the Owner.

•	Confirm shipping and installation weight, together with the critical dimensions of each piece to be shipped.

1.2	Reference Publications, Applicable Standards, Codes and Regulations

The motors shall be designed, manufactured and tested in accordance with the latest revisions of the applicable standards of;

•	Institute of Electrical and Electronic Engineers (IEEE).

•	API (American Petroleum Institute) Standards.- API 541

•	NFPA (National Fire Protection Association) Code.

•	National Electrical Code (NEC).

•	American National Standards Institute (ANSI).

•	American Society for Testing and Materials (ASTM).

•	National Electrical Manufacturers Association (NEMA).

•	Occupational Safety and Health Standards (OSHA).

•	Underwriters Laboratory, Inc. (UL).

Any discrepancies or ambiguities between the specifications, the Motor data sheets will be resolved by the Purchaser in writing. Any exceptions to this specification shall be noted by the vendor in their proposal.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

1.3	Conflicting Requirements and Order of Precedence

Any technical requirements in this specification which conflict with the Applicable Standards, Codes and Regulations listed above shall be noted to the Purchaser by the Vendor in their proposal.

The Motor data sheets shall take precedence to the general requirements outlined in this specification.

2.0	Design Requirements

2.1	Motor Criteria

Motor voltage shall be rated as specified on the motor data sheets.

Description:
Phases:	3
Cycles: 60
Service Factor:	1.15
Insulation Class:	F (155ºC Maximum)
(Please refer to the Attached Motor Data sheet)

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

2.2	Stator Winding Temperature Rise

Section 1.01 The stator winding temperature rise must not exceed the following limitations:

NEMA Continuous Operation All Enclosures	Insulation System
	Class B	Class F
	Temperature Rise ºC by Resistance
1.0 Service Factor	80	105
1.15 Service Factor	90	115

	Temperature Rise ºC by RTD
1.0 Service Factor 1500 HP and less	90	115
1.0 Service Factor Over 1500 HP	85	110
1.15 Service Factor 1500 HP and less	100	125
1.15 Service Factor Over 1500 HP	95	120

2.3	Input power

Motors shall be designed for full voltage across the line starting and rated for continuous operation unless otherwise specified. Motors shall be able to overcome starting load inertia as well as accelerating the load to rated speed under

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

both rated and at 80 percent rated voltage (20 percent maximum voltage dip) conditions during starting without injurious heating. Motors used on VFD applications will only require the addition of a factory optional external blower package for a 4:1 constant torque speed range.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

2.4	Starting Design

Motors shall be designed for consecutive starts from rest of;

• Consecutive starts with the motor coasting to rest between starts:	2

• Consecutive starts with the motor coasting to rest and remaining idle for 20 minutes:	3

• Evenly spaced starts in first hour before continuous running:	3

2.5	Starting Inrush Current

Motors shall have a maximum locked rotor KVA/HP of 5.59 (Code F).

2.6	Automatic Restart

Motors which require automatic restarting following a momentary power outage shall develop sufficient torque to attain full load speed within 15 seconds when the main plant distribution voltage is at 85 percent of the rated value.

2.7	Horizontal Motor Jackscrews

All horizontal motors shall be equipped with jackscrews for horizontal and vertical adjustment during installation alignment.

2.8	Motors Coupled

All motors are for coupled service unless otherwise specified on the Motor Data Sheets.

2.9	Motor Bonding

Motors shall have a place suitable for bonding the motor frame. This shall be a drilled and tapped hole in the motor frame, in addition to the ground lug in the motor terminal box.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

2.10	Minimum Motor Efficiency

Motor efficiency will be guaranteed at 95% rated load and voltage. The motor vendor shall state the testing methodology quoted. Preferred testing methodology is IEEE 112 Method B. If a testing methodology is utilized were motor stray load losses are estimated the assumption used for SLL’s shall be stated by the motor vendor.

2.11	Corrosion Resistance

All internal motor components shall receive a corrosion resistant treatment. All motor nameplates and warning plates shall be stainless steel and affixed to the motor utilizing stainless steel “drive-type” screws.

2.12	Reciprocating Compressor Motors

Motors driving reciprocating compressors and similar rotating equipment shall meet the requirements of NEMA Design “B”, normal starting torque, and low starting current. A copy of the applicable load curve will be provided by the Buyer as an attachment to the request for quote. Laminations shall be reinforced by a heavy finger lamination of a thickness 5 times greater than the stator laminations in the core. Coil heads shall be lashed to a heavy steel hoop on both ends of the motor at each coil and the entire assembly Vacuum Pressure Impregnated to create a solid rigid assembly. Heavy duty rotor bars shall be swedged into place with bars designed for a tight fit to eliminate mechanical stress.

2.13	Margin Between Load and Motor Torque

When the motor speed-torque at the conditions specified in clause 2.3 is plotted over the load speed torque curve requirements, the motor developed torque shall exceed the load torque by a minimum of 10 percent (motor rated torque as base) at all locations throughout the speed range up to the motor breakdown torque point.

2.14	Motor Run Out

The combined electrical and mechanical run out on horizontal mounted motors shall not exceed 0.45 mils peak to peak.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

2.15	Phase Current Imbalance

The phase current imbalance shall be 6% maximum difference, with each phase no more than 3% higher or lower than average.

2.15	Inverter Duty

The motor design will meet the requirements outlined in NEMA MG1-2003 Part 31, with specific attention to Clause 31.4.4.2 Voltage Spikes. Motors shall include insulated bearings and a shaft grounding brush. If so equipped, motors shall be blower cooled with a minimum of 2 separate external blower motors. The blower package shall be an optional item on the motor. Motor that is not equipped with a blower package shall be manufactured so that a blower package can be added in the field. Motor shall not require a shaft mounted fan internal to the motor for cooling. Motors shall be capable of 4:1 constant torque speed range. Motor shall be rated for Division 2, Class 1, Group D, T3 temp code.

3	Construction Details

3.1	Screens/Air Filters/Differential Pressure Switch

Screens shall be installed over all openings for all motors, air filters shall be stainless steel and motor shall be supplied with a differential pressure switch.

3.2	Motor Terminal Box

Motor terminal and protective monitoring equipment junction boxes shall be adequately sized to accommodate the conduit or cable types and sizes specified. All devices and auxiliary equipment installed in the motor terminal boxes shall be permanently and rigidly supported.

Motors shall be sized and supplied with an oversized main terminal box at least one size larger than required by NEMA MG-1.

The motor main terminal box must be sized for customer supplied and mounted stress cones, and have adequate bending room for the motor leads to be installed without being bent sharper than 12 times the cable overall diameter. Motor shall be supplied with differential current C/T’s mounted in main junction box. CT leads to be terminated to shunting type terminal blocks.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

3.3	Junction Box Location

The main power conductor box and auxiliary boxes locations shall be specified by the Buyer.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

3.4	Stator Winding Insulation

The insulation system shall utilize Class “F” rated or better material and form wound copper coils, with a (VPI) Vacuum Pressure Impregnated resin varnish applied. The insulation system shall consist of wire coatings, slot insulation, slot fillers, tapes, phase insulation and varnish encapsulates. The motor will receive 3 VPI cycles.

Stator coils shall individually receive surge comparison testing per IEEE 522 prior to insertion of coils into each stator, and prior to final connection of each coil after all have been inserted into the stator. The completely sealed insulation system shall be subjected to an immersion test per NEMA MG-1 and IEEE 429. Test reports shall be provided by the motor vendor as part of the final technical documentation. The immersion test shall be witnessed by the customer and conducted at a facility in North America. Stator coil end turns shall be adequately and securely braced to prevent movement under starting conditions.

3.5	Stator and Rotor Lamination Steel

Lamination material shall be high permeability low loss silicone steel with “C-5” or equivalent core plate, in accordance with ASTM A 345, or EN10126/EN10165.

The stator core shall be capable of withstanding winding burnout for rewind at a stator core temperature of 750º F without damage or loosening.

3.6	Motor Shafts

For motors with four or more poles, welded shaft and spider bar construction may be used provided the motor vendor can demonstrate a minimum of five years in field operating service. All welds shall be magnetic particle inspected in accordance with ASTM E 709. Shaft material shall be selected based on the applicable load torque requirements and diameter required to provide a minimum safety margin of 3 times the rated torque of the given application. As a minimum shaft material will be 4140 HT. Heat treated forged shafts will be required for any machine having any of the following characteristics;

1.	Finished shaft diameter 8 inches and larger.

2.	Driving Reciprocating loads

3.7	Frame Mounting

Frames on horizontal motors shall be rigid enough to permit the machine to be moved by the use of lateral, axial, and vertical jacking screws.

Frame mounting surfaces on horizontal motors shall be machined on a common plane parallel to a horizontal plane through the machine’s theoretical center-line. The mounting surfaces shall be machined within 0.005 inch of a plane through the lowest foot, and each foot shall be parallel to that plane, in the transverse or longitudinal direction, with 0.002 inch per foot.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

3.8	Motor Frame Construction

Motor frame shall be of welded steel construction. Frame shall be a full frame design with generous one piece bulk heads (minimum 2 bulk heads between end shields). Bulk heads supported with internal torque tubes. Entire frame assembly to be heat treated after fabrication. Bath tub type frame designs are unacceptable.

3.9	Motor Enclosures

Motor enclosures will conform to the types of enclosure listed below as specified by NEMA. Motor shall be rated for Division 2, Class 1, Group D, T3 temp code for 4:1 constant torque speed range.

Enclosure	Designation	Description
WP2 Blower Cooled	WPII	Blower Cooled air circulates through the internals of the motor for cooling after passing through air filters and making 3 abrupt changes in direction

3.10	Bearings

3.10.1	Sleeve Bearings

Horizontal motors shall have insulated, oil lubricated split sleeve bearings.

3.10.2	Oil Reservoirs

Oil lubricated bearing reservoirs shall be effectively covered so that dust or other foreign materials cannot enter. Oil slingers and catchers shall be designed to prevent the escape of oil from the bearing and creepage along the shaft. Reservoirs shall be provided with drains, tapped fill openings, separate level gauge glasses and inspection glass opening. A permanent indication of each proper oil level (run and stop) shall be marked on the oil gauge.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

3.10.3	End Play

Sleeve bearing motors shall have a shaft end float of  1⁄2 inch minimum. Rotor end-play limits shall be indicated on the motor nameplate or a permanently attached metal tag. Magnetic center shall be clearly indicated and scribed on the motor shaft. The magnetic and mechanical center of sleeve bearing motors shall be coincident within ± 1/8 inch.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

3.10.4	Bearing Seals

No oil shall leak past the seals during both stationary and operating conditions, while circulating lubrication oil. The seals shall provide a soft metal surface for the bearing to coast on in the event of a bearing failure.

3.10.5	Bearing Temperature Detectors

Motors shall be provided with one spring loaded tip-sensitive dual element platinum RTD, rated 100 Ohm at 0º C temperature device for each bearing. The scope of supply shall include all required wiring to and a common terminal strip in an auxiliary conduit box separate from the main power leads and space heater leads boxes. It is preferred that all auxiliary temperature, vibration, and space heater boxes be mounted on the opposite side of the motor to the main power lead terminal box.

3.11	Balance and Vibration

3.11.1	Balance

All rotors shall be dynamically balanced in two planes or more. When a keyway is provided in the shaft extension, a crowned half – key or its dynamic equivalent shall be included in the balance process.

Balance weights and fasteners added to the final assembly shall be readily removable and replaceable and made of AISI 300 stainless steel. If parent metal is to be removed to achieve balance it shall be removed only from an area designed for that purpose. Chiseling, grinding, sawing, or torch burning is not permitted. The use of solder or similar deposits for balancing purposes is not acceptable. Balance corrections shall not be made to the rotor fan blades.

For the final balancing of the rotor in the balancing device, the maximum allowable residual unbalance in the correction plane (journal) shall be calculated from the following equation;

In SI units:

Ub = 6350Wr / Nmc

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Where;

Ub	=	residual unbalance, in ounce – inches (gram – millimeters).

Wr	=	journal static loading, determined from the mass distribution in the rotor, in pounds (kilograms). (Typically one-half the rotor weight).

Nmc	=	maximum continuous speed, in revolutions per minute.

3.11.2	Vibration

Vibration measurements shall be taken on the bearing housing and will be made on motors operating at rated voltage, speed and frequency under a no load condition. One – half of a standard key shall be placed in the shaft extension key seat and the motor will be mounted rigidly on an isolated massive test floor.

Vibration limitations during factory testing will be limited to;

Motor Synchronous Speed	3600 RPM	1800 RPM	1200 RPM and Slower
Shaft Vibration Displacement (Utilizing Non-Contact Vibration Probes).	1.5 mils	1.5 mils	1.5 mils
Bearing Housing Vibration Velocity	0.10 in/sec	0.10 in/sec	0.10 in/sec

3.11.3	Vibration Monitoring

All motors shall be provided with non-contacting X – Y vibration probes and proximeters equal to a Metrix 5484 and cables wired to a common junction box.

The shaft area used for probe sensing shall have a final surface finish of 32 micro inches (1.0 micrometer) maximum.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

3.12	Sound Level Requirements

The maximum sound level of the motor shall be tested in accordance with IEEE 85, and shall not exceed an average level of 85 dBA at 3 feet, with the motor uncoupled, unloaded in a free field environment at the manufacturers test facility.

Any sound insulation shall be permanently affixed to avoid the motor air passages from being plugged with loose material.

3.13	Modifications and Accessories

3.13.1	Condensate Drain

All motors shall be equipped with an automatic breather/drain located so as to eliminate all condensate from the motor interior without having to remove a plug. Motors that will be installed with shafts vertically up or down are to have drains located in the lowest end shield.

The breather/drain will be manufactured from stainless steel.

3.13.2	Space Heaters

All motors shall be equipped with space heaters using 120 Volt, single phase, 60 Hertz power. Space heater leads will be wired to an auxiliary conduit box mounted on the motor frame.

3.13.3	Resistance Temperature Detectors

Motor stator windings shall have six (2 per phase) 100 Ohm at 0ºC platinum resistance temperature detectors inserted in the center of the stator core. The RTD leads will be brought out to a terminal strip permanently affixed to the stator winding ends, with leads then terminated to a terminal strip located in a junction box mounted on the motor frame.

3.13.4	Auxiliary Terminal Boxes

Auxiliary terminal boxes shall be constructed to meet the requirements of a NEMA 4X type box.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

3.14	Testing

Specific testing required will be outlined on the Motor Data Sheets. As a minimum each motor will receive Tests consisting of;

I.	Measurement of winding resistance.

II.	No-load readings of current, power, and nominal speed at rated voltage and frequency.

III.	High-potential test, for large induction machines.

IV.	Motor Winding Surge Test

V.	Three phase locked rotor current and torque (at partial voltage), for horizontal motors.

VI.	Vibration (no load) check.

VII.	Water Immersion test per IEEE 429. Motor will actually be water immersion tested not just capable of a water immersion test. Test shall be witnessed by the customer at a facility in North America.

VIII.	Testing shall be witnessed by the end user.

3.15	Motor Identification

All motors shall have stainless steel nameplates and rotational arrows attached by stainless steel screws or pins and shall be located for easy visibility. The main motor nameplate shall contain the following information;

I.	Manufacturer’s name.

II.	Catalog number, designation or equivalent.

III.	Manufacturer’s type and frame designation.

IV.	Serial number.

V.	NEMA frame size (if applicable).

VI.	Rated voltage.

VII.	Rated full load amps.

VIII.	Motor temperature rise and design ambient temperature.

IX.	Insulation class.

X.	Full load speed.

XI.	Time rating.

XII.	Horsepower output.

XIII.	Frequency (hertz).

XIV.	Number of phases.

XV.	Code letter for locked rotor KVA.

XVI.	Service factor.

XVII.	Words; “Thermally Protected” if motor is protected.

XVIII.	Label of independent testing laboratory approving or listing the motor.

XIX.	Minimum guaranteed efficiencies.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

XX.	Locked rotor amperes.

XXI.	Enclosure type.

XXII.	Location of magnetic center.

XXIII.	Bearing ABMA number.

XXIV.	Oil pressure required, pounds per square inch (PSI) for pressure lubricated bearings.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

3.15.1	Connection Diagram Nameplate

Separate connections diagrams or data nameplates shall be located near the appropriate connection box for the following;

I.	A motor having more than three power leads.

II.	Space heaters (operating voltage and wattage).

III.	Temperature detectors (resistance (Ohms) or junction type).

IV.	Vibration and/or position detectors (manufacture and model).

V.	Connections of proper rotation (including bi-directional).

3.16	Painting and Preservation

I.	The motor manufacturer shall apply an epoxy based paint system with enamel top coat which provides total average thickness of 3 mils to the external surface of the motor.

II.	Stainless steel surfaces and finished surfaces such as flange faces, shafts and couplings will not be painted, but covered with a rust preventative coating easily removable by the Buyer.

III.	Bearings, bearing housings, and oil systems including reservoirs and piping when supplied shall be thoroughly cleaned of metal particles, dirt and debris. A rust inhibiting compound shall be applied. All openings shall then be sealed and the housing tagged to indicate contents and preparation required prior to motor start-up.

IV.	The motor shaft extension shall be blocked to prevent movement during transportation.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Exhibit 3.11

EXLP’s Labor Rate Sheet

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

EXLP SERVICE WORK RATE SHEET

Effective January 1, 2014

Classification	Regular Time Per Hour		Overtime Per Hour		Premium Time Per Hour
Mechanic Field- Onshore	$	**	$	**	$	**
Mechanic Shop- Onshore	$	**	$	**	$	**
*Mechanic - H2S Service	$	**	$	**	$	**
Cat 3600 Series Specialist	$	**	$	**	$	**
Commissioning Technician	$	**	$	**	$	**
Mechanic’s Assistant	$	**	$	**	$	**
Instrument/Electrical/Panel Technician	$	**	$	**	$	**
Technical Service Adviser / Service Supervisor	$	**	$	**	$	**
Engine/Compressor Analyst	$	**	$	**	$	**
Emissions Pre-Compliance Technician	$	**	$	**	$	**
3600 Tool Set		$**/day
Lancing Unit (Cooler Tube Cleanout		$**/hour

Clarifications
Payment	All rates are in U.S. Dollars and are exclusive of applicable taxes.

Regular Time (onshore)	The first eight (8) hours worked each day by each person between the hours of 6:00 am and 6:00 pm Monday through Friday. All other hours will be charged at the overtime rate.

Premium Time	Time worked on Exterran Recognized Holidays will be invoiced at Premium Time rates.

Standby Time	Charged at applicable rate. Includes waiting on transportation, parts or materials, and delays by customer.

Travel Time	Travel time charges are billed as working time and at the above applicable service rate.

After Hours Call-Out	A minimum of ** hours will be charged at the applicable service rate.

Mileage	$** per mile, port-to-port for equipped Mechanic’s and Service Technician trucks and IRS published rates for all others.

*H2S Service	Minimum of two (2) Exterran personnel at all times.

Specialty Service	Services provided in refineries, petrochemical plants, or CNG facilities will be invoiced at the applicable rate plus **%.

Tools	Standard tools are included in the above rates. Special tools required for overhauls will be invoiced at rates listed above.

Air Travel	Charged at actual cost plus **%

Meals	Charged at actual cost plus **%

Lodging	Charged at actual cost plus **%

Supplies and Environmental Charges	An additional charge of **% of the invoice total will be assessed on all service work orders for disposable goods, materials and environmental. The Customer is responsible for removal and disposal of sump waste.

Freight	Charged at actual cost plus **%

Crane and/or Trucking	A handling fee of cost plus **% will be invoiced for trucking and crane services

Parts and Materials	Pricing on the attached table.

Outside Services & Machine Work	A handling fee of cost plus **% will be invoiced for all contracted services and machine work.

Rate Validity	Rates are subject to escalation by the Inflation Factor each **. The rate in effect when the work is performed will be charged.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Parts

Waukesha	List less **%
Ariel	List less **%
Cat	List less **%
Other inventory parts	List less **%
Non-Inventory parts & supplies	Cost plus **%

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Schedule 1

Existing Commitments for Services

See Attached.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR
THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE
APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Schedule 1 - Existing Commitments for Services - ACMP-1

EXLP Operating LLC and Access MLP Operating, L.L.C.

Service Sites

Unit Number[1]	Customer (ie - ACMP Subsidiary)	ACMP Region	Design Tag	Service Site Information							Equipment Being Utilized by EXLP to Provide the Services[1]
				Facility (GGS)	County	State	Sec- Twn- Rng[2]	City[2]	Zip[2]	ZZZZ Location (Remote / Non- Remote)	Engine	Engine Serial #	Engine DOM	Nameplate BHP	CHP	Compressor	Compressor Serial #	Cylinders	Stages

**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**
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**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**
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[Page 1 Part 1]

Schedule 1 - Existing Commitments for Services - ACMP-1 EXLP Operating LLC and Access MLP Operating, L.L.C. Billing Information
	Environmental Information				Billing Information
Unit Number[1]	Subject to Catalyst Moni- toring? (Y or N)	Subject to Engine Rule? (J, Z or N)	Subject to OOOO Rule for Com- pressor? (Y or N)	Subject to OOOO Rule for Pneu- matics? (Y or N)	CCD Ref #	ACMP Project ID #	Purchase Order #	PO Line #	Contract Start Date	Initial Contract Period (months)	Initial Contract Period End Date	Monthly Base Rate Through 12/31/14	Billing Status (FRB, PSB, SUB)	Billing %(100%, 35%, 50%)	Service Fee Adder	Service Fee (Monthly Base Rate * Billing % plus Service Fee Adder)	ACS Fee (Y or N)[3]	Catalyst Fee (Y or N)[3]	High H2S/ CO2 Service Adder (Y or N)[3]	High H2S/ CO2 Service Adder %	Environ- mental Fee (Y or N)[3]	All-in Service Charge for Month (Serv Fee + ACS Fee + Cat Fee + High H2S/ CO2 Fee + Env Fee)
									[1 & 3.2]	[1]		[1]	[3.3-3.5]	[3.3-3.5]	[1]	[1]	[6.2]	[6.2]	[5.2]	[5.2]	[18.2]
**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**	**
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[Page 1 Part 2]

**	15 Pages omitted pursuant to confidential treatment request

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Schedule 2

Pending Commitments for Services

See Attached.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Schedule 2 - Pending Commitments for Services - ACMP-1

EXLP Operating LLC and Access MLP Operating, L.L.C.

Service Sites to be Serviced by EXLP with Equipment Being Built by and for EXLP1

				Service Site Information							Equipment Being Utilized by EXLP to Provide the Services[1]									Environmental Information
Unit Number[1]	Customer (ie - ACMP Subsidiary)	ACMP Region	Design Tag	Facility (GGS)	County	State	Sec-Twn-Rng[2]	City[2]	Zip[2]	ZZZZ Location (Remote / Non-Remote)	Engine	Engine Serial #	Engine DOM	Nameplate BHP	CHP	Compressor	Compressor Serial #	Cylinders	Stages	Subject to Catalyst Monitoring? (Y or N)	Subject to JJJJ Rule? (Y or N)	Subject to OOOO Rule for Compressor? (Y or N)	Subject to OOOO Rule for Pneumatics? (Y or N)
**	**	**	**	**	**	**	**	**	**	**	**			**	**	**		**	**	**
**	**	**	**	**	**	**	**	**	**	**	**			**	**	**		**	**	**

End - Do Not Overwrite or Insert Lines Below This Point

[1]	The Equipment that, as of the date of this Schedule 2, EXLP intends to utilize to provide the Services once the Equipment is available, which Equipment may be changed from time to time by EXLP as provided in the Agreement.
[2]	If Available
[3]	Only charged if the Services are being billed at the Full-Rate Billing Fee

[Page 1 Part 1]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Schedule 2 - Pending Commitments for Services - ACMP-1

EXLP Operating LLC and Access MLP Operating, L.L.C.

Billing Information

Billing Information
Unit Number[1]	CCD Ref #	ACMP Project ID #	Purchase Order #	PO Line #	Contract Start Date	Initial Contract Period (months)	Initial Contract Period End Date	Monthly Base Rate Through 12/31/14	Billing Status (FRB, PSB, SUB)	Billing % (100%, 35%, 50%)
					[1 & 3.2]	[1]		[1]	[3.3-3.5]	[3.3-3.5]
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[Page 1 Part 2]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Billing Information
Unit Number[1]	Service Fee Adder	Service Fee (Monthly Base Rate * Billing % plus Service Fee Adder)	ACS Fee (Y or N)[3]	Catalyst Fee (Y or N)[3]	High H2S/CO2 Service Adder (Y or N)[3]	High H2S/CO2 Service Adder %	Environmental Fee (Y or N)[3]		CCD Need Date	RTM Date
	[1]	[1]	[6.2]	[6.2]	[5.2]	[5.2]	[18.2]		[1]	[1]
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[Page 1 Part 3]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Schedule 3

Rates for Future Services

See Attached.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Schedule 3 - Future Services - ACMP-1

EXLP Operating LLC and Access MLP Operating, L.L.C.

Rate Schedule for Future Services Effective through 12/31/20141

MONTHLY BASE RATES Skid Mounted Equipment				1/1/14-12/31/14
BHP	CHP	EQUIPMENT DRIVER		1&2-STG	3-STG	4-STG
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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

MONTHLY BASE RATES Trailer Mounted Equipment				1/1/14-12/31/14
BHP	CHP	DRIVER		All Stages
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1	Represents the Monthly Base Rates, as defined in the Agreement. For the avoidance of doubt, the total monthly payment for Services at a Service Site (Monthly Base Rate, Pre-Startup Billing Fee or Suspended-Usage Billing Fee, as applicable, plus the Service Fee Adder) will be the Service Fee applicable to such Service Site plus, if applicable, the ACS Fee, the Catalyst Fee, the Environmental Fee, the High H2S/CO2 Service Adder and any other applicable recurring and non-recurring charges/fees described in the Agreement.
2	If ACMP requests Services via a CCD dated between 1/1/14 and 12/31/14 that include sour gas enhancements (for 3516 TALE-AFR Driven Equipment) as outlined in Section 9 of Exhibit 2.5.9, EXLP shall provide such enhancements for a one-time payment of $**. For CCD Services requests dated after ** that utilize 3516 TALE-AFR Driven Equipment, the one-time payment will be escalated annually by the CPI-U Change and Component Cost Factor terms outlined in Section 3.8. In the event that ACMP requests Services utilizing Equipment Drivers other than 3516 TALE-AFR Drivers, ACMP will bear the reasonable costs of the sour gas enhancements outlined in Section 9 of Exhibit 2.5.9 for new-build Equipment.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Schedule 4

Component Cost Factor Methodology

See Attached.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Schedule 4 - Component Cost Factor Methodology - ACMP-1

EXLP Operating LLC and Access MLP Operating, L.L.C.

		**	**	**	Note: User to Fill Out Green Shaded Cells Only
DRIVER		CPI-U Change Year 1	CPI-U Change Year 2	CPI-U Change for 2 Yrs	Fee Portion for OPEX	Fee Portion for CAPEX	CPI-U Ch OPEX Portion	CPI-U Ch CAPEX Portion		Driver		Compressor		Cooler
										% of Skid Cost	2 Yr Cost Change	% of Skid Cost	2 Yr Cost Change	% of Skid Cost	2 Yr Cost Change
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[Page 1 Part 1]

	Skid Balance		Total Skid
DRIVER	% of Skid Cost	2 Yr Cost Change	% of Skid Cost	2 Yr Cost Change	2 Yr Cost Change Fee Impact		Component Cost Factor	Year 2 Annual Rate Change
**	**	**	**	**	**	**	**	**	Ex where major comp costs exceed CPI
**	**	**	**	**	**	**	**	**	Ex where major comp costs are negative
**	**	**	**	**	**	**	**	**	Ex where major comp costs are positive but do not exceed CPI
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[Page 1 Part 2]

**	One page omitted pursuant to confidential treatment request

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Schedule 5

Gathering Systems Defining the Area of Exclusivity

Compression Exclusivity Exhibit

Access MLP Operating, L.L.C

Gathering System	County	State

**	4 pages omitted pursuant to confidential treatment request.

Note: The ** has ** owned small ** screw compressors in service that will continue to be owned and operated by ACMP.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED, THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

EXECUTION VERSION

Schedule 6

ACMP Subsidiaries

1.	Magnolia Midstream Gas Services, L.L.C., an Oklahoma limited liability company;

2.	Oklahoma Midstream Gas Services, L.L.C., an Oklahoma limited liability company;

3.	Texas Midstream Gas Services, L.L.C., an Oklahoma limited liability company;

4.	Appalachia Midstream Gas Services, L.L.C., an Oklahoma limited liability company;

5.	Access Midstream Gas Services, L.L.C., an Oklahoma limited liability company;

6.	Jackalope Gas Gathering Services, L.L.C., an Oklahoma limited liability company;

7.	Louisiana Midstream Gas Services, L.L.C., an Oklahoma limited liability company;

8.	Mockingbird Midstream Gas Services, L.L.C., an Oklahoma limited liability company;

9.	Cardinal Gas Services, L.L.C., a Delaware limited liability company;

10.	Utica Gas Services, L.L.C., an Oklahoma limited liability company;

11.	Ponder Midstream Gas Services, L.L.C., a Delaware limited liability company;

12.	Access Permian Midstream, L.L.C., an Oklahoma limited liability company;

13.	Bluestem Gas Services, L.L.C., an Oklahoma limited liability company;

14.	Access Compression, L.L.C., an Oklahoma limited liability company; and

15.	any Subsidiaries of the foregoing.*

*	Subject to EXLP’s standard credit review process.